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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07148

Schwartz Investment Trust

(Exact name of registrant as specified in charter)

3707 West Maple Road, Suite 100 Bloomfield Hills, Michigan	48301
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc.  3707 W. Maple Road   Bloomfield Hills, MI 48301

(Name and address of agent for service)

Registrant's telephone number, including area code:  (248) 644-8500

Date of fiscal year end:      December 31, 2013

Date of reporting period:    June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SCHWARTZ VALUE FUND

VALUE INVESTING SINCE 1984

UNAUDITED

SEMI-ANNUAL REPORT

June 30, 2013

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301

Schwartz Value Fund

Dear Fellow Shareowner:

The Schwartz Value Fund (the “Fund”) had a total return of 8.62% for the six month period ended June 30, 2013. The return for the Russell 1000 Index was 13.91% for the same period.

Stocks which contributed positively to performance during the first half of the year included Microsoft Corporation (PC software & services), The Western Union Company (financial services), Hewlett-Packard Company (computing & printing solutions), and Cisco Systems, Inc. (networking equipment). Stocks which detracted from Fund performance in the first half were Apple, Inc. and our two resource mining companies, Barrick Gold Corporation and Newmont Mining Corporation.

Apple is the worldwide leader in mobile technology products. Its stock price is down about 40% from its all-time high of $700 reached last September. In less than a year, investor sentiment has gone from one extreme to the other. Last summer, the company could do no wrong. It was the hippest, hottest, most valuable company in the world. Growth and momentum investors loved the stock. Less than a year later, Apple’s legions of adoring fans have dwindled, as the company’s products seemed to have lost the cool factor. With a severely reduced share price, the growth and momentum investors have bailed out. Like other value investors, we have been adding to our shares in the $400 range, as we believe the market is severely underestimating the company’s financial strength and future growth potential. Apple has a market cap of $380 billion, a fortress balance sheet ($145 billion in cash and investments), generates $40 billion in free cash flow annually, and pays a 3% dividend yield. At a P/E of 10x, the stock trades at significant discount to the overall market, which we believe is unwarranted given its strong financial condition, history of innovation, and superior operating fundamentals.

Barrick Gold is the world’s largest gold producer, with a diversified portfolio of mines across the globe. In recent months the share price has been hammered due to gold price weakness, higher than expected production costs, and operational delays caused by environmental activists and political interference. We view these setbacks as temporary. Barrick is a highly profitable operator with a long history of effectively managing such issues. Shares are extremely depressed and appear very undervalued, selling for less than they did in 2002, despite an eight-fold increase in earnings per share.

Newmont Mining faces many of the same transitory problems as Barrick. Cost overruns, coupled with declining gold prices have depressed operating results. However, new management is laser focused on improving profitability and free cash flow generation through disciplined cost containment. Based on normalized earnings, the stock is selling at a single digit P/E multiple, while yielding 5%.

1

During the first six months of the year, we sold six holdings from the portfolio as their share prices reached our estimate of intrinsic value. These companies were Applied Materials, Inc. (semiconductor capital equipment), C.R. Bard, Inc. (medical instruments), The Clorox Company (consumer products), Helmerich & Payne, Inc. (oil & gas drilling), Johnson & Johnson (pharmaceuticals), and Patterson-UTI Energy, Inc (oil & gas drilling). The proceeds from these sales were added to other inexpensive stocks in the portfolio and a few new holdings. Since the start of the year, we established positions in the following companies, all selling at what we view as compelling valuations:

•
Apollo Group, Inc. (APOL) – Apollo is a for profit education provider that operates the University of Phoenix, which is the largest private university in the country. The company has a 40-year history of providing high quality education services. Many of the for-profit education companies have been battered during the past few years due to a confluence of negative factors facing the industry, and Apollo has been no exception. The stock is down about 70% during the past 18 months. We believe the shares hold significant recovery potential while the downside risk is limited by the company’s $7 in net cash per share.

•
Biglari Holdings, Inc. (BH) – Biglari Holdings is the owner and operator of the Steak ‘N Shake and Western Sizzlin’ restaurant chains. The company is just beginning to capitalize on franchising opportunities that exist in the U.S. and overseas. The company also has a significant equity investment portfolio, which leads us to believe the stock is materially undervalued.

•
CSX Corporation (CSX) – CSX is a large-cap railroad operator, with a significant participation in the coal industry. Coal volumes have been weak recently as utilities are moving toward cheaper natural gas. But as natural gas prices continue to rebound, coal volumes should pick up which will benefit CSX. The company’s recent stock price decline allowed us to initiate a position at an attractive price. Like other railroads, CSX benefits from high barriers to entry which has allowed it to maintain strong profitability throughout its history. Management has wisely used the company’s strong free cash flow to pay dividends and aggressively repurchase shares. Since 2005, CSX has increased its cash dividend 11 times and repurchased $8 billion worth of shares.

•
Outerwall Inc. (OUTR) – Outerwall (previously known as Coinstar), is a leading provider of automated retail solutions through the development, manufacture and operation of kiosk machines. The company’s primary kiosk brands include: Redbox (DVD rentals and also online movie streaming), Coinstar (coin counting), Rubi (Seattle’s best coffee), and ecoATM (recycles consumer electronic devices). Redbox generates enormous free cash flow. The company is deploying that cash into new business ventures and also uses it to repurchase shares. The stock is attractively priced in our view, at only 11x earnings.

2

Despite the recent underperformance, we are optimistic about the future. The Fund owns a portfolio of attractively priced stocks that we feel are inexpensive, have very high return potential over the next several years, and importantly have low downside risk. More than ever, we are confident in the merits of value investing to generate favorable long-term results.

Thank you for being a shareholder in the Schwartz Value Fund.

With best regards,

George P. Schwartz, CFA Co-Portfolio Manager	Timothy S. Schwartz, CFA Co-Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, are available by calling the Fund at 1-888-726-0753.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the prospectus please visit our website at www.schwartzvaluefund.com or call 1-888-726-0753 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
180,000	Unico American Corporation	$2,250,000	7.4%
3,700	Apple, Inc.	1,465,496	4.8%
75,000	Western Union Company (The)	1,283,250	4.2%
3,000	Biglari Holdings, Inc.	1,231,200	4.0%
35,000	Microsoft Corporation	1,208,550	4.0%
7	Berkshire Hathaway, Inc. - Class A	1,180,200	3.9%
45,000	Cisco Systems, Inc.	1,093,950	3.6%
35,000	Newmont Mining Corporation	1,048,250	3.4%
15,000	National Oilwell Varco, Inc.	1,033,500	3.4%
30,000	Avnet, Inc.	1,008,000	3.3%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	12.0%
Consumer Staples	3.4%
Energy	19.0%
Financials	20.4%
Health Care	7.4%
Industrials	3.9%
Information Technology	22.4%
Materials	5.8%
Exchange-Traded Funds	3.5%
Open-End Funds	0.0	%(a)
Cash Equivalents, Other Assets in Excess of Liabilities	2.2%
	100.0%

(a)	Percentage rounds to less than 0.1%.

4

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 94.3%	Shares	Market Value
Consumer Discretionary — 12.0%
Diversified Consumer Services — 3.7%
Apollo Group, Inc. - Class A *	30,000	$531,600
Coinstar, Inc. *	10,000	586,700
		1,118,300
Hotels, Restaurants & Leisure — 4.0%
Biglari Holdings, Inc. *	3,000	1,231,200

Multiline Retail — 0.8%
Kohl's Corporation	5,000	252,550

Specialty Retail — 3.5%
Rent-A-Center, Inc.	11,000	413,050
Ross Stores, Inc.	10,000	648,100
		1,061,150
Consumer Staples — 3.4%
Beverages — 1.1%
PepsiCo, Inc.	4,000	327,160

Food & Staples Retailing — 2.3%
Sysco Corporation	10,000	341,600
Wal-Mart Stores, Inc.	5,000	372,450
		714,050
Energy — 19.0%
Energy Equipment & Services — 9.3%
Baker Hughes Incorporated	20,000	922,600
Ensco plc - Class A	15,000	871,800
National Oilwell Varco, Inc.	15,000	1,033,500
		2,827,900
Oil, Gas & Consumable Fuels — 9.7%
Apache Corporation	3,000	251,490
Chesapeake Energy Corporation	20,000	407,600
Cimarex Energy Company	10,000	649,900
Devon Energy Corporation	15,000	778,200
Exxon Mobil Corporation	3,000	271,050
Range Resources Corporation	3,000	231,960
Southwestern Energy Company *	10,000	365,300
		2,955,500
Financials — 20.4%
Capital Markets — 2.8%
Bank of New York Mellon Corporation (The)	30,000	841,500

5

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Financials — 20.4% (Continued)
Diversified Financial Services — 4.7%
H&R Block, Inc.	5,000	$138,750
Western Union Company (The)	75,000	1,283,250
		1,422,000
Insurance — 12.9%
Berkshire Hathaway, Inc. - Class A *	7	1,180,200
Progressive Corporation (The)	20,000	508,400
Unico American Corporation	180,000	2,250,000
		3,938,600
Health Care — 7.4%
Health Care Equipment & Supplies — 7.4%
Becton, Dickinson and Company	10,000	988,300
Covidien plc	15,000	942,600
Stryker Corporation	5,000	323,400
		2,254,300
Industrials — 3.9%
Aerospace & Defense — 2.4%
Alliant Techsystems, Inc.	5,000	411,650
Rockwell Collins, Inc.	5,000	317,050
		728,700
Road & Rail — 1.5%
CSX Corporation	20,000	463,800

Information Technology — 22.4%
Communications Equipment — 3.6%
Cisco Systems, Inc.	45,000	1,093,950

Computers & Peripherals — 7.8%
Apple, Inc.	3,700	1,465,496
Hewlett-Packard Company	10,000	248,000
QLogic Corporation *	70,000	669,200
		2,382,696
Electronic Equipment, Instruments & Components — 4.3%
Avnet, Inc. *	30,000	1,008,000
Ingram Micro, Inc. - Class A *	15,000	284,850
		1,292,850
Software — 6.7%
Microsoft Corporation	35,000	1,208,550
Oracle Corporation	27,000	829,440
		2,037,990

6

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Materials — 5.8%
Metals & Mining — 5.8%
Barrick Gold Corporation	45,000	$708,300
Newmont Mining Corporation	35,000	1,048,250
		1,756,550

Total Common Stocks (Cost $24,263,126)		$28,700,746

EXCHANGE-TRADED FUNDS — 3.5%	Shares	Market Value
iShares Gold Trust *	50,000	$599,500
SPDR Gold Trust *	4,000	476,600
Total Exchange-Traded Funds (Cost $1,212,444)		$1,076,100

OPEN-END FUNDS — 0.0% (a)	Shares	Market Value
Sequoia Fund * (Cost $8,078)	62	$11,938

MONEY MARKET FUNDS — 1.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (b) (Cost $544,129)	544,129	$544,129

Total Investments at Market Value — 99.6% (Cost $26,027,777)		$30,332,913

Other Assets in Excess of Liabilities — 0.4%		112,666

Net Assets — 100.0%		$30,445,579

*	Non-income producing security.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of June 30, 2013.

See notes to financial statements.

7

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited)

ASSETS
Investments, at market value (cost of $26,027,777) (Note 1)	$30,332,913
Receivable for investment securities sold	590,951
Receivable for capital shares sold	100
Dividends receivable	7,097
Other assets	12,403
TOTAL ASSETS	30,943,464

LIABILITIES
Payable for investment securities purchased	408,883
Payable to Adviser (Note 2)	76,355
Payable to administrator (Note 2)	4,000
Other accrued expenses	8,647
TOTAL LIABILITIES	497,885

NET ASSETS	$30,445,579

NET ASSETS CONSIST OF:
Paid-in capital	$26,073,298
Accumulated net investment loss	(3,106)
Accumulated net realized gains from security transactions	70,251
Net unrealized appreciation on investments	4,305,136
NET ASSETS	$30,445,579

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,202,436

Net asset value, offering price and redemption price per share (Note 1)	$25.32

See notes to financial statements.

8

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2013 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,200)	$235,150

EXPENSES
Investment advisory fees (Note 2)	152,961
Administration, accounting and transfer agent fees (Note 2)	24,508
Trustees’ fees and expenses (Note 2)	17,440
Legal and audit fees	15,854
Registration and filing fees	11,891
Custodian and bank service fees	3,429
Printing of shareholder reports	2,825
Postage and supplies	2,646
Insurance expense	899
Compliance service fees and expenses (Note 2)	839
Other expenses	4,964
TOTAL EXPENSES	238,256

NET INVESTMENT LOSS	(3,106)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,753,389
Net realized gains from in-kind redemptions (Note 1)	629,138
Net change in unrealized appreciation/depreciation on investments	349,393
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,731,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,728,814

See notes to financial statements.

9

SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(3,106)	$299,469
Net realized gains from security transactions	1,753,389	3,514,629
Net realized gains from in-kind redemptions (Note 1)	629,138	—
Net change in unrealized appreciation/ depreciation on investments	349,393	(1,855,780)
Net increase in net assets resulting from operations	2,728,814	1,958,318

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(299,646)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,142,683	1,707,312
Reinvestment of distributions to shareholders	—	240,632
Payments for shares redeemed	(3,999,226)	(9,687,083)
Net decrease in net assets from capital share transactions	(2,856,543)	(7,739,139)

TOTAL DECREASE IN NET ASSETS	(127,729)	(6,080,467)

NET ASSETS
Beginning of period	30,573,308	36,653,775
End of period	$30,445,579	$30,573,308

ACCUMULATED NET INVESTMENT LOSS	$(3,106)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	46,198	73,436
Shares issued in reinvestment of distributions to shareholders	—	10,490
Shares redeemed	(155,599)	(413,867)
Net decrease in shares outstanding	(109,401)	(329,941)
Shares outstanding, beginning of period	1,311,837	1,641,778
Shares outstanding, end of period	1,202,436	1,311,837

See notes to financial statements.

10

SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009		Year Ended Dec. 31, 2008
Net asset value at beginning of period	$23.31		$22.33	$21.21	$19.04	$14.12		$22.15

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(a)	0.23	0.07	0.11	(0.01)		0.07
Net realized and unrealized gains (losses) on investments	2.01		0.98	1.12	2.17	4.93		(8.03)
Total from investment operations	2.01		1.21	1.19	2.28	4.92		(7.96)

Less distributions:
From net investment income	—		(0.23)	(0.07)	(0.11)	—		(0.07)
From net realized gains on investments	—		—	—	—	—		(0.00	)(a)
Total distributions	—		(0.23)	(0.07)	(0.11)	—		(0.07)

Net asset value at end of period	$25.32		$23.31	$22.33	$21.21	$19.04		$14.12

Total return (b)	8.6%	(c)	5.4%	5.6%	12.0%	34.8%		(35.9%	)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$30,446		$30,573	$36,654	$35,161	$34,369		$27,490

Ratio of expenses to average net assets	1.48%	(d)	1.41%	1.38%	1.43%	1.55%		1.43%

Ratio of net investment income (loss) to average net assets	(0.02%	)(d)	0.90%	0.32%	0.52%	(0.07%	)	0.33%

Portfolio turnover rate	37%	(c)	62%	75%	69%	73%		150%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See notes to financial statements.

11

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (Unaudited)

1.	Significant Accounting Policies

Schwartz Value Fund (the “Fund”) is a diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value. To calculate the net asset value, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

12

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$28,700,746	$—	$—	$28,700,746
Exchange-Traded Funds	1,076,100	—	—	1,076,100
Open-End Funds	11,938	—	—	11,938
Money Market Funds	544,129	—	—	544,129
Total	$30,332,913	$—	$—	$30,332,913

Refer to the Fund’s Schedule of Investments for a listing of the securities valued by industry type. As of June 30, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held by the Fund as of June 30, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

(b) Income taxes — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

13

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2013:

Federal income tax cost	$26,027,777
Gross unrealized appreciation	$5,372,052
Gross unrealized depreciation	(1,066,916)
Net unrealized appreciation	4,305,136
Accumulated ordinary loss	(3,106)
Capital loss carryforwards	(1,682,882)
Other gains	1,753,133
Accumulated earnings	$4,372,281

As of December 31, 2012, the Fund had short-term capital loss carryforwards for federal income tax purposes of $1,682,882, which expire on December 31, 2017. These capital loss carryforwards may be available to offset current and future realized capital gains and thereby reduce future taxable gain distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to capital losses incurred in pre-enactment taxable years. As a result of this ordering rule, there may be a greater likelihood that all or a portion of the Fund’s capital loss carryforwards could expire without being utilized. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the six months ended June 30, 2013, the Fund realized $629,138 of net capital gains resulting from in-kind redemptions – in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash. The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified this amount against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

14

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(c) Security transactions and investment income — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Dividends and distributions — Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2013 and December 31, 2012 was as follows:

Periods Ended	Ordinary Income	Total Distributions
June 30, 2013	$—	$—
December 31, 2012	$299,646	$299,646

(e) Repurchase agreements — The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements may be deemed to be loans by the Fund. The Fund’s policy is to take possession of U.S. Government obligations as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Fund may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines. There were no outstanding repurchase agreements as of June 30, 2013.

(f) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2.	Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

15

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of 0.15% of its average daily net assets, subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. As of July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $23,000 (except that such fee is $28,000 for the independent chairman), payable quarterly, and fees of $4,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus received an annual retainer of $17,000 (except that such fee was $22,000 for the independent chairman), payable quarterly; fees of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the six months ended June 30, 2013, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $11,080,874 and $11,430,447, respectively.

16

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

4.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

17

SCHWARTZ VALUE FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2013) and held until the end of the period (June 30, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,086.20	$7.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.46	$7.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has approved the continuation of the Schwartz Value Fund’s (the “Fund”) Advisory Agreement with Schwartz Investment Counsel, Inc (the “Adviser”). The approval took place at an in-person meeting held on February 16, 2013.

The Independent Trustees were advised and supported throughout the process of their evaluation by independent counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreement. The Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed, among other things: (1) industry data comparing advisory fees and expense ratio of the Fund with those of comparable investment companies; (2) comparative performance information; (3) the Adviser’s revenues for providing services to the Fund; and (4) information about the Adviser’s portfolio managers, investment process, compliance program and risk management process.

The Trustees also took into account information they received at regularly scheduled meetings throughout the year, including reviews of the Fund’s investment results and portfolio composition. The Trustees considered various factors, among them:

•	the nature, extent and quality of the services provided by the Adviser;

•	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profit was calculated);

•	the Fund’s performance;

•	the extent to which economies of scale may be realized as the Fund grows; and

•	whether fee levels reflect these economies of scale for the benefit of the Fund investors.

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreement with management and also met in executive session with management and separately with their independent counsel at which no representatives of the Adviser were present.

The Trustees evaluated and discussed with the Adviser the responsibilities of the Adviser under the Advisory Agreement. The Trustees also reviewed the background, education and experience of the Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Fund, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs.

19

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

The Trustees considered short-term and long-term investment performance of the Fund in their deliberations. The Trustees considered the Fund’s historical performance over various periods ended December 31, 2012, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that the Fund’s return for the one year, five-year and ten-year period ended December 31, 2012 was below the returns of both the Russell 1000 Index (representative of the large-cap segment of the U.S. equity universe) and the S&P 500 Index (an index of 500 stocks in the U.S. equity universe). The Trustees observed that the Fund may undergo periods of underperformance due to the Adviser’s contrarian, value style approach of investing. The Trustees noted that as of December 31, 2012, the Fund was recognized by Lipper as an overall leader for preservation, reflecting its historical loss avoidance relative to other funds within the same asset class.

The Trustees also reviewed the Adviser’s analysis of its profitability in managing the Fund during 2012, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Advisory Agreement, including various research services as a result of the placement of the Fund’s portfolio brokerage. Based upon their review of the financial statements provided by the Adviser, the Trustees concluded that the Adviser possesses the resources necessary to retain qualified professionals to support the research, advisory and administrative operations of the Fund.

The Trustees reviewed the advisory fees paid by the Fund under the Advisory Agreement and compared such fees to the advisory fees of similar mutual funds as compiled by Morningstar, Inc. (“Morningstar”). The Trustees also compared the total operating expense ratio of the Fund with expense ratios of representative funds with similar investment objectives considered to be within its Morningstar peer group. The Trustees considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. Given that the Fund’s asset levels are lower than most comparable similarly managed funds, the Trustees also considered the effect of the Fund’s potential growth and size on its performance and fees. In considering the Fund’s advisory fee, the Trustees evaluated the Adviser’s investment management capabilities within the context of the financial markets and the Fund’s long-term investment goals. The Trustees noted that the Adviser has demonstrated a history of consistency and conscientiousness in its investment management approach and strategically took advantage of opportunities during the year to purchase securities at attractive valuations. The Trustees observed that the Adviser’s conservative approach of investing in high quality large capitalization stocks was beneficial to shareholders and noted the favorable ratings awarded to the Fund by Lipper. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are reasonable.

20

SCHWARTZ VALUE FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)(Continued)

In approving the Advisory Agreement, the Independent Trustees reached the following additional conclusions: (i) the Fund’s performance over the past year has been satisfactory; (ii) the nature, extent and quality of services provided by the Adviser are satisfactory; (iii) the advisory fees and total expenses of the Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to the Fund; (iv) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to participate in economies of scale through various marketing efforts and by previously reducing the advisory fee rate of the Fund; and (v) the extent to which economies of scale are being achieved as the Fund grows is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

21

SCHWARTZ VALUE FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
(Unaudited)

Schwartz Value Fund (the “Fund”) seeks long-term capital appreciation through value investing – purchasing shares of strong, growing companies at reasonable prices. The Fund invests in companies of all sizes from large-caps to micro-caps. Fundamental analysis is used to identify companies with outstanding business characteristics. Sometimes the best values are issues not followed closely by Wall Street analysts.

Most value investors buy fair companies at an excellent price. The Fund attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics, which by their nature offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. The Fund purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in the Fund’s investments is that the market price is often below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that the Fund can sometimes buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

22

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Schwartz Value Fund
series of Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Catholic Values Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Opportunity Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2013

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 3707 W. Maple Road Suite 100 Bloomfield Hills, MI 48301 (248) 644-8500 Fax (248) 644-4250

Dear Shareholder of:

Ave Maria Catholic Values Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria Opportunity Fund (AVESX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

The first half of 2013 was a good time to be an equity investor. Even though the U.S. economy experienced sluggish growth, corporate profits continued to advance enough to help investors’ confidence and push up stock prices. Bonds on the other hand didn’t do as well, as interest rates ticked up (the Ave Maria Bond Fund was an exception).

10 years old as of May 1, 2013, the Ave Maria Bond Fund consists of short-maturity, high-quality bonds with a 20% equity position. Of note, as of July 1, 2013, the Fund’s 25 basis shareholder servicing fee was eliminated, which over time will result in a lower expense ratio for the Fund.

The Ave Maria Mutual Funds have grown substantially in the last 5 years, while the mutual fund industry has shrunk. Our pro-life, pro-family message has resonated with investors — Ave Maria Mutual Fund assets exceeded $1 billion as of June 30, 2013. Generally good investment performance has helped generate interest in these Funds, but I believe asset growth is mostly due to Catholics who wish to invest in a manner consistent with their faith. The distinguished members of our Catholic Advisory Board who oversee the screening process are beacons of Catholicity for our professional portfolio managers to follow in the pursuit of good returns. That Board has zero tolerance for portfolio companies that support abortion and pornography.

At Schwartz Investment Counsel, Inc., we are proud to be the leader in the Catholic mutual fund industry and proud to manage these Funds for you.

Gratefully yours,

George P. Schwartz, CFA
Chairman & President

June 30, 2013

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

The Letter to Shareholders and the Portfolio Manager Commentaries that follow seek to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. Keep in mind that the information and opinions cover the period through the date of this report.

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Catholic Values Fund:
Portfolio Manager Commentary	1
Ten Largest Equity Holdings	3
Asset Allocation	3
Schedule of Investments	4

Ave Maria Growth Fund:
Portfolio Manager Commentary	8
Ten Largest Equity Holdings	11
Asset Allocation	11
Schedule of Investments	12

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	15
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17

Ave Maria Opportunity Fund:
Portfolio Manager Commentary	20
Ten Largest Equity Holdings	22
Asset Allocation	22
Schedule of Investments	23

Ave Maria World Equity Fund:
Portfolio Manager Commentary	27
Ten Largest Equity Holdings	29
Asset Allocation	29
Schedule of Investments	30
Summary of Common Stocks by Country	33

Ave Maria Bond Fund:
Portfolio Manager Commentary	34
Ten Largest Holdings	35
Asset Allocation	35
Schedule of Investments	36

Statements of Assets and Liabilities	41

Statements of Operations	43

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Catholic Values Fund	45
Ave Maria Growth Fund	46
Ave Maria Rising Dividend Fund	47
Ave Maria Opportunity Fund	48
Ave Maria World Equity Fund	49
Ave Maria Bond Fund	50

Financial Highlights:
Ave Maria Catholic Values Fund	51
Ave Maria Growth Fund	52
Ave Maria Rising Dividend Fund	53
Ave Maria Opportunity Fund	54
Ave Maria World Equity Fund	55
Ave Maria Bond Fund	56

Notes to Financial Statements	57

About Your Funds’ Expenses	69

Other Information	72

Approval of Advisory Agreements	73

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria Catholic Values Fund (the “Fund”) had a total return of 9.56% for the six months ended June 30, 2013. The return for the S&P 500 Index was 13.82% and the S&P 400 MidCap Index returned 14.59%.

Since inception on May 1, 2001, the cumulative and annualized returns for the Fund compared to its benchmarks were:

	Since 5-01-01 Inception through 6-30-13 Total Returns
	Cumulative	Annualized
Ave Maria Catholic Values Fund (AVEMX)	130.04%	7.09%
S&P 500 Index	61.13%	4.00%
S&P 400 MidCap Index	165.38%	8.35%

The S&P 500 posted its best first half performance in fifteen years as the Index was up 13.8% and stood 137% above its March 2009 lows. This was in spite of a mild correction in June, presumably in reaction to Chairman Bernanke’s comments on possibly tapering the Federal Reserve’s quantitative easing program later this year if the economy strengthens sufficiently. The bond market response was more severe as rates on the 10-year Treasury quickly rose a full percentage point. We are encouraged that the Fed is formulating an exit strategy. We have more faith in market fundamentals than manipulated interest rates. Some believe that the stock market is solely reliant on the Fed’s liquidity infusions. This ignores many significant positives. As a percentage of GDP, the federal budget deficit has been cut in half over the last few years as a result of higher tax revenue and lower government spending. In spite of the resulting fiscal drag, the economy continues to grow, albeit more slowly than in past recoveries. Consumer net worth is now at a record high. Record high stock prices and rising home prices have added confidence, as individuals have paid down debt. Corporate profits continue to rise and balance sheets improve. Importantly, stock valuations remain reasonable.

During the first six months of this year, the Fund initiated seven new stock positions. Two of these were in the health care sector: AbbVie, Inc., the pharmaceutical division of Abbott Laboratories, was spun off to shareholders at an attractive valuation, and we purchased St. Jude Medical, Inc., a maker of cardiovascular medical devices. Additional commitments were made to Fluor Corporation (engineering and construction), Crocs, Inc. (footwear), Apollo Group, Inc. (education) and EMC Corporation (data storage & security

AVE MARIA CATHOLIC VALUES FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

solutions). Consistent with our long-held strategy, investments in these high quality companies were taken after they had underperformed the market, providing the opportunity to purchase them at below our estimate of their intrinsic values. Of course, all of these companies comply with the Ave Maria Funds’ moral screens.

Three stocks were eliminated from the Fund: Southwestern Energy Company (exploration & production) was sold and proceeds invested in more attractively valued energy stocks. Abbott Laboratories (medical products) appeared fully valued after the spin off of its AbbVie, Inc. pharmaceutical division, and Foster Wheeler AG (engineering & construction) was sold in favor of Fluor Corporation, which we believe is better positioned to benefit from the petroleum, natural gas and chemical capital spending cycle.

Stocks which contributed positively to Fund performance in the first half were: GNC Holdings, Inc. (nutritional supplements), The Hewlett-Packard Company (technology), The Western Union Company (money transfers), Stryker Corporation (medical devices) and in the energy sector: Range Resources Corporation and The Halliburton Company. Overweighting consumer discretionary stocks, and information technology and energy issues also helped performance.

Stocks performing the worst were: Peabody Energy Corporation (coal mining), Teradata Corporation (technology), Joy Global, Inc. (mining equipment), Apollo Group, Inc. (education) and the iShares Gold Trust. Performance was also hindered by the Fund’s underweighting of the consumer staples sector and the industrials sector.

Thank you for your continued commitment to the Fund.

George P. Schwartz, CFA	Gregory R. Heilman, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA CATHOLIC VALUES FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
125,000	Stryker Corporation	$8,085,000	3.7%
175,000	GNC Holdings, Inc. - Class A	7,736,750	3.6%
175,000	Lowe's Companies, Inc.	7,157,500	3.3%
400,000	Western Union Company (The)	6,844,000	3.2%
70,000	United Technologies Corporation	6,505,800	3.0%
90,000	Accenture plc - Class A	6,476,400	3.0%
150,000	Halliburton Company	6,258,000	2.9%
75,000	Range Resources Corporation	5,799,000	2.7%
325,000	Chico's FAS, Inc.	5,544,500	2.6%
100,000	Devon Energy Corporation	5,188,000	2.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	23.8%
Energy	14.7%
Financials	18.4%
Health Care	13.9%
Industrials	10.9%
Information Technology	11.1%
Materials	1.7%
Exchange-Traded Funds	2.1%
Cash Equivalents, Liabilities in Excess of Other Assets	3.4%
100.0%

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 94.5%	Shares	Market Value
Consumer Discretionary — 23.8%
Auto Components — 1.6%
Gentex Corporation	150,000	$3,457,500

Automobiles — 1.1%
Thor Industries, Inc.	50,000	2,459,000

Diversified Consumer Services — 3.1%
Apollo Group, Inc. - Class A *	200,000	3,544,000
DeVry, Inc.	100,000	3,102,000
		6,646,000
Household Durables — 2.3%
PulteGroup, Inc. *	200,000	3,794,000
Ryland Group, Inc. (The)	30,000	1,203,000
		4,997,000
Specialty Retail — 10.6%
Advance Auto Parts, Inc.	30,000	2,435,100
Chico's FAS, Inc.	325,000	5,544,500
GNC Holdings, Inc. - Class A	175,000	7,736,750
Lowe's Companies, Inc.	175,000	7,157,500
		22,873,850
Textiles, Apparel & Luxury Goods — 5.1%
Coach, Inc.	70,000	3,996,300
Crocs, Inc. *	250,000	4,125,000
VF Corporation	15,000	2,895,900
		11,017,200
Energy — 14.7%
Energy Equipment & Services — 4.1%
Halliburton Company	150,000	6,258,000
Tidewater, Inc.	45,000	2,563,650
		8,821,650
Oil, Gas & Consumable Fuels — 10.6%
Chesapeake Energy Corporation	100,000	2,038,000
Devon Energy Corporation	100,000	5,188,000
Exxon Mobil Corporation	40,000	3,614,000
Peabody Energy Corporation	150,000	2,196,000
Phillips 66	70,000	4,123,700
Range Resources Corporation	75,000	5,799,000
		22,958,700
Financials — 18.4%
Capital Markets — 3.2%
Bank of New York Mellon Corporation (The)	100,000	2,805,000
Federated Investors, Inc. - Class B	150,000	4,111,500
		6,916,500

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Financials — 18.4% (Continued)
Capital Banks — 4.3%
PNC Financial Services Group, Inc.	65,000	$4,739,800
U.S. Bancorp	125,000	4,518,750
		9,258,550
Diversified Financial Services — 4.5%
MasterCard, Inc. - Class A	5,000	2,872,500
Western Union Company (The)	400,000	6,844,000
		9,716,500
Insurance — 5.5%
Alleghany Corporation *	10,000	3,833,100
Reinsurance Group of America, Inc.	65,000	4,492,150
Unico American Corporation #	282,945	3,536,813
		11,862,063
Real Estate Management & Development — 0.9%
Kennedy-Wilson Holdings, Inc.	125,000	2,080,000

Health Care — 13.9%
Health Care Equipment & Supplies — 9.9%
Covidien plc	80,000	5,027,200
St. Jude Medical, Inc.	100,000	4,563,000
Stryker Corporation	125,000	8,085,000
Varian Medical Systems, Inc. *	55,000	3,709,750
		21,384,950
Health Care Providers & Services — 1.7%
Patterson Companies, Inc.	100,000	3,760,000

Life Sciences Tools & Services — 1.2%
Waters Corporation *	25,000	2,501,250

Pharmaceuticals — 1.1%
AbbVie, Inc.	60,000	2,480,400

Industrials — 10.9%
Aerospace & Defense — 3.7%
General Dynamics Corporation	20,000	1,566,600
United Technologies Corporation	70,000	6,505,800
		8,072,400
Commercial Services & Supplies — 1.5%
Genuine Parts Company	40,000	3,122,800

Construction & Engineering — 2.1%
Fluor Corporation	75,000	4,448,250

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.5% (Continued)	Shares	Market Value
Industrials — 10.9% (Continued)
Electrical Equipment — 1.4%
General Cable Corporation	100,000	$3,075,000

Machinery — 2.2%
Caterpillar, Inc.	35,000	2,887,150
Joy Global, Inc.	40,000	1,941,200
		4,828,350
Information Technology — 11.1%
Computers & Peripherals — 3.9%
EMC Corporation	200,000	4,724,000
Hewlett-Packard Company	150,000	3,720,000
		8,444,000
IT Services — 6.2%
Accenture plc - Class A	90,000	6,476,400
International Business Machines Corporation	10,000	1,911,100
Teradata Corporation *	100,000	5,023,000
		13,410,500
Office Electronics — 1.0%
Zebra Technologies Corporation - Class A *	50,000	2,172,000

Materials — 1.7%
Chemicals — 1.7%
FMC Corporation	60,000	3,663,600

Total Common Stocks (Cost $150,756,129)		$204,428,013

EXCHANGE-TRADED FUNDS — 2.1%	Shares	Market Value
iShares Gold Trust *	275,000	$3,297,250
SPDR Gold Trust *	10,000	1,191,500
Total Exchange-Traded Funds (Cost $6,384,516)		$4,488,750

AVE MARIA CATHOLIC VALUES FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 3.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $7,755,202)	7,755,202	$7,755,202

Total Investments at Market Value — 100.2% (Cost $164,895,847)		$216,671,965

Liabilities in Excess of Other Assets — (0.2%)		(404,397)

Net Assets — 100.0%		$216,267,568

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

#	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliated company as that term is defined in the Investment Company Act of 1940 (Note 5).

See notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2013, the Ave Maria Growth Fund (the “Fund”) had a total return of 9.74% compared with 13.82% for the S&P 500 Index. For the five years ended, the Fund’s total return was 8.63% annualized compared with 7.01% annualized for the S&P 500 Index. Since inception (May 1, 2003), the Fund’s total return was 10.14% annualized compared with 7.86% annualized for the S&P 500 Index.

The top five performing issues in the Ave Maria Growth Fund for the first six months of 2013 were:

Gilead Sciences, Inc. (Biotechnology)	+40.3%
Graco, Inc. (Industrial Machinery)	+23.6%
SEI Investments Company (Asset Management and Custody)	+22.7%
Cracker Barrel Old Country Store, Inc. (Restaurant)	+22.6%
Amphenol Corporation (Electronic Components)	+20.8%

The bottom five performing issues were:

iShares Gold Trust (Precious Metals)	-27.6%
Cognizant Technologies Solutions Corporation (IT Consulting)	-16.0%
SPDR Gold Trust (Precious Metals)	-13.5%
Amgen, Inc. (Biotechnology)	-7.0%
Varian Medical Systems, Inc. (Health Care Equipment)	-5.3%

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Following is the Fund’s diversification relative to the S&P 500 Index. Because individual investment decisions determine which stocks are held in the Fund, there are economic sectors which are not represented.

Economic Sector	Fund	S&P
Consumer Staples	6.5%	10.5%
Consumer Discretionary	17.2	12.1
Financials	4.4	16.6
Utilities	0.0	3.2
Teleommunication Services	0.0	2.8
Energy	2.8	10.6
Basic Materials	3.3	3.4
Industrials	26.0	10.2
Information Technology	14.0	17.9
Health Care	23.3	12.7

Lipper, an organization that measures mutual fund performance, publishes the Lipper Leader Scorecard*. The Scorecard contains these performance categories which are ranked from 1 to 5 (5 is the highest score). The categories with the score for the Fund are: Total Return 4, Consistent Return 4 and Preservation 5.

In addition, the Fund received a 4-star rating from Morningstar (five stars is the highest possible rating) for the period ended June 30, 2013.**

Respectfully,

James L. Bashaw, CFA
Portfolio Manager

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

* Past performance does not guarantee future results. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers as of 6-30-13. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers as of 6-30-13. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class, as of 6-30-13. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return, and Preservation metrics over three-, five-, and ten-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leader or a score of 5, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. With respect to other time periods the fund received the following scores in its respective peer groups; for Total Return (Multi-Cap Growth Funds Category), for 3 years received a 3 among 439 funds and for 5 years received a 5 among 383 funds; Consistent Return for 3 years received 3 among 436 funds and for 5 years received a 4 among 380 funds; Preservation (Equity Funds Category), for 3 years received a 4 among 10,312 funds and for 5 years received a 5 among 8,800 funds.

** Past performance does not guarantee future results. All rating information is as of 6/30/13 -For the Overall period, the Ave Maria Growth Fund was rated four stars among 637 Mid-Cap Growth Funds. With respect to other periods, the Fund was rated 3 stars among 637 funds for the 3-year period and 4 stars among 563 funds for the five-year period. For each fund with at least a 3-year history, Morningstar calculates a risk-adjusted measure that accounts for variation in a fund’s monthly performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of each category receive a Morningstar Rating™ of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. 2013, ©Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
220,800	Gilead Sciences, Inc.	$11,307,168	4.9%
119,000	Polaris Industries, Inc.	11,305,000	4.9%
138,000	Ross Stores, Inc.	8,943,780	3.8%
194,000	Toro Company (The)	8,809,540	3.8%
336,250	Rollins, Inc.	8,708,875	3.7%
111,700	Amphenol Corporation - Class A	8,705,898	3.7%
122,200	McCormick & Company, Inc.	8,597,992	3.7%
130,800	Graco, Inc.	8,267,868	3.5%
14,200	MasterCard, Inc. - Class A	8,157,900	3.5%
192,600	AMETEK, Inc.	8,146,980	3.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	17.2%
Consumer Staples	6.5%
Energy	2.8%
Financials	4.4%
Health Care	23.3%
Industrials	26.0%
Information Technology	14.0%
Materials	3.3%
Exchange-Traded Funds	0.6%
Cash Equivalents, Other Assets in Excess of Liabilities	1.9%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 97.5%	Shares	Market Value
Consumer Discretionary — 17.2%
Hotels, Restaurants & Leisure — 2.5%
Cracker Barrel Old Country Store, Inc.	62,400	$5,906,784

Leisure Equipment & Products — 4.9%
Polaris Industries, Inc.	119,000	11,305,000

Specialty Retail — 6.4%
Buckle, Inc. (The)	116,500	6,060,330
Ross Stores, Inc.	138,000	8,943,780
		15,004,110
Textiles, Apparel & Luxury Goods — 3.4%
Coach, Inc.	139,400	7,958,346

Consumer Staples — 6.5%
Food Products — 5.5%
Kellogg Company	64,500	4,142,835
McCormick & Company, Inc.	122,200	8,597,992
		12,740,827
Household Products — 1.0%
Clorox Company (The)	27,600	2,294,664

Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Exxon Mobil Corporation	22,400	2,023,840
Occidental Petroleum Corporation	50,300	4,488,269
		6,512,109
Financials — 4.4%
Capital Markets — 0.9%
SEI Investments Company	74,800	2,126,564

Diversified Financial Services — 3.5%
MasterCard, Inc. - Class A	14,200	8,157,900

Health Care — 23.3%
Biotechnology — 6.4%
Amgen, Inc.	36,400	3,591,224
Gilead Sciences, Inc. *	220,800	11,307,168
		14,898,392
Health Care Equipment & Supplies — 13.0%
C.R. Bard, Inc.	73,600	7,998,848
Medtronic, Inc.	144,600	7,442,562
Stryker Corporation	106,500	6,888,420

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.5% (Continued)	Shares	Market Value
Health Care — 23.3% (Continued)
Health Care Equipment & Supplies — 13.0% (Continued)
Varian Medical Systems, Inc. *	120,000	$8,094,000
		30,423,830
Health Care Providers & Services — 2.5%
Laboratory Corporation of America Holdings *	57,500	5,755,750

Life Sciences Tools & Services — 1.4%
Mettler-Toledo International, Inc. *	16,000	3,219,200

Industrials — 26.0%
Aerospace & Defense — 1.5%
Precision Castparts Corporation	15,500	3,503,155

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	24,200	919,842

Commercial Services & Supplies — 6.8%
Copart, Inc. *	233,200	7,182,560
Rollins, Inc.	336,250	8,708,875
		15,891,435
Electrical Equipment — 3.5%
AMETEK, Inc.	192,600	8,146,980

Industrial Conglomerates — 2.8%
Danaher Corporation	101,500	6,424,950

Machinery — 11.0%
Donaldson Company, Inc.	122,800	4,379,048
Flowserve Corporation	78,000	4,212,780
Graco, Inc.	130,800	8,267,868
Toro Company (The)	194,000	8,809,540
		25,669,236
Information Technology — 14.0%
Electronic Equipment, Instruments & Components — 3.7%
Amphenol Corporation - Class A	111,700	8,705,898

IT Services — 8.4%
Accenture plc - Class A	107,000	7,699,720
Cognizant Technology Solutions Corporation - Class A *	125,400	7,851,294
International Business Machines Corporation	21,000	4,013,310
		19,564,324

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.5% (Continued)	Shares	Market Value
Information Technology — 14.0% (Continued)
Semiconductors & Semiconductor Equipment — 1.9%
Altera Corporation	130,900	$4,318,391

Materials — 3.3%
Chemicals — 3.3%
NewMarket Corporation	29,500	7,745,520

Total Common Stocks (Cost $144,622,770)		$227,193,207

EXCHANGE-TRADED FUNDS — 0.6%	Shares	Market Value
iShares Gold Trust * (Cost $2,003,370)	117,500	$1,408,825

MONEY MARKET FUNDS — 1.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a) (Cost $2,321,869)	2,321,869	$2,321,869

Total Investments at Market Value — 99.1% (Cost $148,948,009)		$230,923,901

Other Assets in Excess of Liabilities — 0.9%		2,152,519

Net Assets — 100.0%		$233,076,420

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria Rising Dividend Fund (the “Fund”) was up 14.22% during the first half of 2013 versus 13.82% for the S&P 500 Index. The economy continues to move ahead at a very modest pace — about 1.5% - 2.0%, so the equity markets are leading the economy in a traditional manner.

Portfolio holdings which experienced strong price appreciation during the first six months of 2013 were: PNC Financial Services Group, Inc. (banking); Hasbro, Inc. (toys & games); Gentex Corporation (auto parts); and Dover Corporation (specialized industrial products and manufacturing equipment). At the other end of the spectrum, drags on performance were: iShares Gold Trust and Caterpillar, Inc. (construction equipment).

As you know, we generally invest in companies which have the ability to regularly increase their dividends. As portfolio managers, we also spend considerable time analyzing what the boards and managements are doing with the earnings that are retained in the business. It is the successful reinvestment of those undistributed earnings that results in increased value for shareholders.

Boards have a number of choices when it comes to employing that portion of earnings not paid out to shareholders. It can be used to repurchase shares of the company thus increasing the proportionate ownership of remaining shareholders, expand existing business or acquire other businesses. Done properly, any one of these has the capacity to compound shareholder value over time. Done poorly, any one of these alternatives can also destroy shareholder value. Because we generally plan to hold positions over many years, we are very much interested in what each board of directors does with retained earnings. Ultimately, the success with which they redeploy those funds determines the company’s future capacity to pay increased dividends.

We appreciate your investment in the Ave Maria Rising Dividend Fund and take very seriously the trust you have placed in us.

With best regards,

George P. Schwartz, CFA	Richard L. Platte, Jr., CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
230,000	Coach, Inc.	$13,130,700	3.0%
460,000	Bank of New York Mellon Corporation (The)	12,903,000	2.9%
180,000	Schlumberger Limited	12,898,800	2.9%
165,000	Dover Corporation	12,813,900	2.9%
520,000	Gentex Corporation	11,986,000	2.7%
265,000	Hasbro, Inc.	11,879,950	2.7%
330,000	Johnson Controls, Inc.	11,810,700	2.7%
160,000	PNC Financial Services Group, Inc.	11,667,200	2.7%
480,000	Intel Corporation	11,625,600	2.6%
250,000	St. Jude Medical, Inc.	11,407,500	2.6%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	21.5%
Consumer Staples	6.9%
Energy	9.7%
Financials	12.0%
Health Care	9.2%
Industrials	24.7%
Information Technology	8.3%
Materials	2.4%
Exchange-Traded Funds	1.3%
Cash Equivalents, Liabilities in Excess of Other Assets	4.0%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 94.7%	Shares	Market Value
Consumer Discretionary — 21.5%
Auto Components — 5.4%
Gentex Corporation	520,000	$11,986,000
Johnson Controls, Inc.	330,000	11,810,700
		23,796,700
Diversified Consumer Services — 4.2%
DeVry, Inc.	300,000	9,306,000
Weight Watchers International, Inc.	195,000	8,970,000
		18,276,000
Leisure Equipment & Products — 2.7%
Hasbro, Inc.	265,000	11,879,950

Multiline Retail — 1.4%
Family Dollar Stores, Inc.	100,000	6,231,000

Specialty Retail — 4.8%
Lowe's Companies, Inc.	275,000	11,247,500
Ross Stores, Inc.	150,000	9,721,500
		20,969,000
Textiles, Apparel & Luxury Goods — 3.0%
Coach, Inc.	230,000	13,130,700

Consumer Staples — 6.9%
Food & Staples Retailing — 2.1%
Sysco Corporation	270,000	9,223,200

Food Products — 2.3%
Kellogg Company	160,000	10,276,800

Household Products — 2.5%
Clorox Company (The)	60,000	4,988,400
Colgate-Palmolive Company	100,000	5,729,000
		10,717,400
Energy — 9.7%
Energy Equipment & Services — 5.0%
Halliburton Company	220,000	9,178,400
Schlumberger Limited	180,000	12,898,800
		22,077,200
Oil, Gas & Consumable Fuels — 4.7%
ConocoPhillips	90,000	5,445,000
Exxon Mobil Corporation	120,000	10,842,000
Phillips 66	70,000	4,123,700
		20,410,700

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Financials — 12.0%
Capital Markets — 2.9%
Bank of New York Mellon Corporation (The)	460,000	$12,903,000

Commercial Banks — 7.7%
BB&T Corporation	330,000	11,180,400
PNC Financial Services Group, Inc.	160,000	11,667,200
U.S. Bancorp	300,000	10,845,000
		33,692,600
Insurance — 1.4%
HCC Insurance Holdings, Inc.	140,000	6,035,400

Health Care — 9.2%
Health Care Equipment & Supplies — 9.2%
Covidien plc	160,000	10,054,400
Medtronic, Inc.	185,000	9,521,950
St. Jude Medical, Inc.	250,000	11,407,500
Stryker Corporation	150,000	9,702,000
		40,685,850
Industrials — 24.7%
Aerospace & Defense — 3.8%
General Dynamics Corporation	120,000	9,399,600
United Technologies Corporation	80,000	7,435,200
		16,834,800
Air Freight & Logistics — 2.5%
United Parcel Service, Inc. - Class B	125,000	10,810,000

Commercial Services & Supplies — 1.5%
Republic Services, Inc.	190,000	6,448,600

Electrical Equipment — 2.4%
Emerson Electric Company	190,000	10,362,600

Industrial Conglomerates — 2.2%
3M Company	90,000	9,841,500

Machinery — 9.8%
Caterpillar, Inc.	135,000	11,136,150
Dover Corporation	165,000	12,813,900
Illinois Tool Works, Inc.	150,000	10,375,500
PACCAR, Inc.	165,000	8,853,900
		43,179,450
Road & Rail — 2.5%
Norfolk Southern Corporation	150,000	10,897,500

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Information Technology — 8.3%
Communications Equipment — 1.8%
QUALCOMM, Incorporated	130,000	$7,940,400

IT Services — 2.0%
Paychex, Inc.	240,000	8,764,800

Semiconductors & Semiconductor Equipment — 4.5%
Intel Corporation	480,000	11,625,600
Microchip Technology, Inc.	220,000	8,195,000
		19,820,600
Materials — 2.4%
Chemicals — 2.4%
RPM International, Inc.	190,000	6,068,600
Stepan Company	80,000	4,448,800
		10,517,400

Total Common Stocks (Cost $344,114,505)		$415,723,150

EXCHANGE-TRADED FUNDS — 1.3%	Shares	Market Value
iShares Gold Trust * (Cost $7,979,700)	465,000	$5,575,350

MONEY MARKET FUNDS — 4.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	19,064,684	$19,064,684
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	1,119,108	1,119,108
Total Money Market Funds (Cost $20,183,792)		$20,183,792

Total Investments at Market Value — 100.6% (Cost $372,277,997)		$441,482,292

Liabilities in Excess of Other Assets — (0.6%)		(2,664,283)

Net Assets — 100.0%		$438,818,009

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

The Ave Maria Opportunity Fund (the “Fund”) had a total return of 10.37% for the six month period ended June 30, 2013. The return for the Russell 2000 Index was 15.86% for the same period.

Stocks which contributed positively to performance during the first half of the year included Conrad Industries, Inc. (marine vessels), The Western Union Company (financial services), H&R Block, Inc. (financial services), and Outerwall, Inc. (automated retail kiosks). Stocks which detracted from Fund performance in the first half were Pan American Silver Corporation (resource mining), Forest Oil Corporation (natural gas & oil exploration), CARBO Ceramics, Inc. (oil & gas equipment & services), and Cloud Peak Energy, Inc. (coal mining).

During the first six months of the year, we sold six holdings from the portfolio as their share prices reached our estimate of intrinsic value. These companies were Arris Group, Inc. (communication equipment), The Dun & Bradstreet Corporation (business services), Gentex Corporation (automotive technology), ScanSource, Inc. (technology distribution), STERIS Corporation (medical appliances & equipment), and Veeco Instruments, Inc. (semiconductor equipment). The proceeds from these sales were added to other inexpensive stocks in the portfolio and a few new holdings. Since the start of the year, we established positions in the following companies, at prices we consider compelling:

•
Apollo Group, Inc. (APOL) – Apollo is a for-profit education provider that operates the University of Phoenix, which is the largest private university in the country. The company has a 40-year history of providing high quality education services. Many of the for-profit education companies have been battered during the past few years due to a confluence of negative factors facing the industry, and Apollo has been no exception. The stock is down about 70% during the past 18 months. We believe the shares hold significant recovery potential while the downside risk is limited by the company’s $7 in net cash per share.

•
Biglari Holdings, Inc. (BH) – Biglari Holdings is the owner and operator of the Steak ‘N Shake and Western Sizzlin’ restaurant chains. The company is just beginning to capitalize on franchising opportunities that exist in the U.S. and overseas. The company also has a significant equity investment portfolio, which leads us to believe the stock is materially undervalued.

AVE MARIA OPPORTUNITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

•
Pan American Silver Company (PAAS) – Pan American is a silver producer with a diversified portfolio of mines in North and South America. In recent months the share price has been hammered as declining silver prices, coupled with higher production costs, have depressed operating results. We view these setbacks as transitory. Pan American remains a highly profitable operator with a long history of successful operations. Based on normalized earnings, the stock is selling at a single digit P/E multiple, while yielding over 4%.

•
Weight Watchers International, Inc. (WTW) – Weight Watchers is the leading provider of weight management products and services. It serves 20 countries worldwide, through its network of company owned locations and franchised operations. Lackluster enrollment figures this year have clouded the growth prospects, which provided the Fund an attractive entry point on the stock. Weight Watchers’ proven weight loss approach, based on group-based support, has been helping people lose weight for nearly 50 years. The stock is on the bargain counter in our view, at only 11x earnings.

Despite the recent underperformance of the Fund, we are optimistic about the future. We believe that the Fund owns a portfolio of attractively priced stocks with high return potential over the next several years, and importantly has low downside risk. More than ever, we are confident in the merits of value investing to generate favorable long-term results.

Thank you for being a shareholder in the Ave Maria Opportunity Fund.

With best regards,

Timothy S. Schwartz, CFA
Portfolio Manager

AVE MARIA OPPORTUNITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
50,000	Avnet, Inc.	$1,680,000	3.9%
4,000	Biglari Holdings, Inc.	1,641,600	3.8%
27,500	Coinstar, Inc.	1,613,425	3.8%
135,000	QLogic Corporation	1,290,600	3.0%
75,000	Western Union Company (The)	1,283,250	3.0%
100,000	Pan American Silver Corporation	1,164,000	2.7%
3,036	Alleghany Corporation	1,163,729	2.7%
40,543	Conrad Industries, Inc.	1,134,798	2.7%
30,000	Diebold, Incorporated	1,010,700	2.4%
25,000	Rent-A-Center, Inc.	938,750	2.2%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	19.9%
Consumer Staples	0.8%
Energy	14.8%
Financials	19.0%
Health Care	1.6%
Industrials	7.9%
Information Technology	21.7%
Materials	5.6%
Exchange-Traded Funds	3.6%
Cash Equivalents, Liabilities in Excess of Other Assets	5.1%
100.0%

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 91.3%	Shares	Market Value
Consumer Discretionary — 19.9%
Diversified Consumer Services — 9.8%
Apollo Group, Inc. - Class A *	40,000	$708,800
Coinstar, Inc. *	27,500	1,613,425
DeVry, Inc.	15,000	465,300
Matthews International Corporation - Class A	12,500	471,250
Weight Watchers International, Inc.	20,000	920,000
		4,178,775
Hotels, Restaurants & Leisure — 3.8%
Biglari Holdings, Inc. *	4,000	1,641,600

Household Durables — 0.2%
Stanley Furniture Company, Inc. *	22,100	88,400

Specialty Retail — 4.4%
Jos. A. Bank Clothiers, Inc. *	8,000	330,560
Rent-A-Center, Inc.	25,000	938,750
Signet Jewelers Ltd.	3,000	202,290
Systemax, Inc.	42,878	403,482
		1,875,082
Textiles, Apparel & Luxury Goods — 1.7%
Crocs, Inc. *	25,000	412,500
Iconix Brand Group, Inc. *	10,000	294,100
		706,600
Consumer Staples — 0.8%
Beverages — 0.1%
Crimson Wine Group, Ltd. *	3,300	28,100

Household Products — 0.7%
Energizer Holdings, Inc.	3,000	301,530

Energy — 14.8%
Energy Equipment & Services — 5.9%
Atwood Oceanics, Inc. *	6,000	312,300
CARBO Ceramics, Inc.	10,000	674,300
Ensco plc - Class A	10,000	581,200
Helmerich & Payne, Inc.	4,000	249,800
Patterson-UTI Energy, Inc.	22,000	425,810
Rowan Companies plc - Class A *	7,500	255,525
		2,498,935
Oil, Gas & Consumable Fuels — 8.9%
Chesapeake Energy Corporation	10,000	203,800
Cimarex Energy Company	9,000	584,910
Cloud Peak Energy, Inc. *	40,000	659,200

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.3% (Continued)	Shares	Market Value
Energy — 14.8% (Continued)
Oil, Gas & Consumable Fuels — 8.9% (Continued)
EXCO Resources, Inc.	50,000	$382,000
Forest Oil Corporation *	100,000	409,000
Newfield Exploration Company *	15,000	358,350
Rosetta Resources, Inc. *	10,000	425,200
SM Energy Company	5,000	299,900
World Fuel Services Corporation	12,000	479,760
		3,802,120
Financials — 19.0%
Capital Markets — 1.6%
Federated Investors, Inc. - Class B	25,000	685,250

Commercial Banks — 1.3%
United Bancorp, Inc. *	100,000	560,000

Diversified Financial Services — 7.4%
H&R Block, Inc.	10,000	277,500
Leucadia National Corporation	33,000	865,260
PICO Holdings, Inc. *	35,000	733,600
Western Union Company (The)	75,000	1,283,250
		3,159,610
Insurance — 5.4%
Alleghany Corporation *	3,036	1,163,729
Markel Corporation *	500	263,475
White Mountains Insurance Group Ltd.	1,500	862,410
		2,289,614
Real Estate Management & Development — 0.5%
St. Joe Company (The) *	10,000	210,500

Thrifts & Mortgage Finance — 2.8%
FedFirst Financial Corporation	17,020	314,870
Oritani Financial Corporation	30,000	470,400
Standard Financial Corporation	10,000	190,500
ViewPoint Financial Group, Inc.	10,981	228,515
		1,204,285
Health Care — 1.6%
Health Care Equipment & Supplies — 1.6%
Atrion Corporation	3,057	668,597

Industrials — 7.9%
Aerospace & Defense — 2.9%
Alliant Techsystems, Inc.	5,000	411,650
Cubic Corporation	10,000	481,000

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.3% (Continued)	Shares	Market Value
Industrials — 7.9% (Continued)
Aerospace & Defense — 2.9% (Continued)
Sparton Corporation *	6,662	$114,853
Spirit AeroSystems Holdings, Inc. - Class A *	10,000	214,800
		1,222,303
Commercial Services & Supplies — 0.9%
Hudson Technologies, Inc. *	120,000	382,800

Construction & Engineering — 1.4%
EMCOR Group, Inc.	15,000	609,750

Machinery — 2.7%
Conrad Industries, Inc.	40,543	1,134,798

Information Technology — 21.7%
Communications Equipment — 1.5%
ADTRAN, Inc.	25,000	615,250

Computers & Peripherals — 8.2%
Diebold, Incorporated	30,000	1,010,700
Lexmark International, Inc. - Class A	20,000	611,400
Logitech International S.A. *	20,000	141,000
QLogic Corporation *	135,000	1,290,600
Rimage Corporation	53,200	446,348
		3,500,048
Electronic Equipment, Instruments & Components — 9.2%
Arrow Electronics, Inc. *	20,000	797,000
Avnet, Inc. *	50,000	1,680,000
Dolby Laboratories, Inc. - Class A	2,000	66,900
FLIR Systems, Inc.	30,000	809,100
Ingram Micro, Inc. - Class A *	30,000	569,700
		3,922,700
IT Services — 2.8%
Broadridge Financial Solutions, Inc.	10,000	265,800
Computer Services, Inc.	15,500	465,000
ManTech International Corporation - Class A	17,500	457,100
		1,187,900
Materials — 5.6%
Chemicals — 1.3%
H.B. Fuller Company	15,000	567,150

AVE MARIA OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.3% (Continued)	Shares	Market Value
Materials — 5.6% (Continued)
Metals & Mining — 4.3%
Horsehead Holding Corporation *	45,000	$576,450
Kinross Gold Corporation	20,000	102,000
Pan American Silver Corporation	100,000	1,164,000
		1,842,450

Total Common Stocks (Cost $32,095,113)		$38,884,147

EXCHANGE-TRADED FUNDS — 3.6%	Shares	Market Value
iShares Gold Trust *	50,000	$599,500
SPDR Gold Trust *	7,700	917,455
Total Exchange-Traded Funds (Cost $1,819,003)		$1,516,955

MONEY MARKET FUNDS — 6.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	2,006,202	$2,006,202
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	658,307	658,307
Total Money Market Funds (Cost $2,664,509)		$2,664,509

Total Investments at Market Value — 101.1% (Cost $36,578,625)		$43,065,611

Liabilities in Excess of Other Assets — (1.1%)		(479,631)

Net Assets — 100.0%		$42,585,980

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholder:

The Ave Maria World Equity Fund (the “Fund”) delivered a total return of 6.02% for the six months ended June 30, 2013, versus 7.91% for the S&P Global 1200 Index.

Since inception on April 30, 2010, the cumulative and annualized returns for the Fund compared to its benchmark were:

	Since 4-30-2010 Inception through 6-30-2013 Total Returns
	Cumulative	Annualized
Ave Maria World Equity Fund (AVEWX)	22.63%	6.65%
S&P Global 1200 Index	29.87%	8.60%

Global equity markets were up solidly for the first half of 2013, with performance strong in the first quarter, then becoming more mixed by the end of the second quarter. Japanese equities turned in the strongest gains for the six month period, helped by the election of a new government at the end of 2012, aggressive central bank action, and subsequently, signs of a turnaround in the Japanese economy. In the U.S., the equity market also started the year nicely, with solid company earnings. Fear of the Federal Reserve tapering asset purchases rocked the U.S. bond market. Global equity markets were also impacted by the continued recession in Europe and weaker-than-expected economic data out of China.

The Fund experienced strong relative returns in its financials and information technology sector holdings during the 1st half of 2013. Conversely, the Fund saw weaker returns in industrials and health care. Positions in gold ETFs and an underweight in Japanese equities relative to the S&P Global 1200 also hurt relative performance for the period. Within the financials sector, several of the Fund’s insurance stocks were up double digits, including; Reinsurance Group of America, Inc., Validus Holdings Ltd, AXA S.A.-ADR, and ACE Limited. Citigroup, Inc. also participated to the upside, and we are excited about the management changes the company made last fall and the progress they are making with strengthening the balance sheet and transforming the company. In the information technology sector, our patience paid off with two stocks that hurt performance in the second half of 2012 — Hewlett Packard Company and The Western Union Company. Both helped returns in this most recent period. Within the industrials sector, negative returns from several of our globally

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

diverse holdings, such as Foster Wheeler AG (sold during the period), Fluor Corporation (purchased during the period), Deere & Co. and Siemens AG-ADR, held back returns.

New positions added during the first half of 2013 included Citigroup Inc. (diversified financial services), Fluor Corporation (construction & engineering), QUALCOMM, Inc. (semiconductors & communications equipment), Shire plc-ADR (pharmaceuticals), St. Jude Medical, Inc. (medical devices), Teradata Corporation (enterprise data warehousing) and Volkswagen AG-ADR (automobiles). Positions eliminated were: América Móvil S.A.B. de C.V.-ADR, Colgate-Palmolive Company, Foster Wheeler AG, General Cable Corporation, POSCO-ADR, SPDR Gold Trust, Thermo Fisher Scientific Inc., The Toronto-Dominion Bank, Zebra Technologies Corporation, and Zurich Insurance Group AG-ADR.

As of June 30, 2013, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	58%	58%
Europe Developed	19%	18%
United Kingdom	7%	9%
Japan	3%	8%
Australia	1%	3%
Asia Developed	3%	3%
Asia Emerging	1%	1%
Other	1%	—
Cash Equivalents	7%	—

Thank you for being a shareholder. With best regards,

Gregory R. Heilman, CFA	Joseph W. Skornicka, CFA
Co-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
June 30, 2013 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
13,000	Reinsurance Group of America, Inc.	$898,430	3.0%
7,000	Toyota Motor Corporation - ADR	844,620	2.8%
11,700	Schlumberger Limited	838,422	2.8%
12,700	Covidien plc	798,068	2.6%
33,000	EMC Corporation	779,460	2.6%
16,800	St. Jude Medical, Inc.	766,584	2.5%
6,500	Diageo plc - ADR	747,175	2.5%
15,500	Citigroup, Inc.	743,535	2.5%
10,900	Varian Medical Systems, Inc.	735,205	2.4%
7,300	Energizer Holdings, Inc.	733,723	2.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	7.1%
Consumer Staples	9.6%
Energy	9.8%
Financials	15.9%
Health Care	11.1%
Industrials	16.8%
Information Technology	15.0%
Materials	6.5%
Exchange-Traded Funds	1.2%
Cash Equivalents, Liabilities in Excess of Other Assets	7.0%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

COMMON STOCKS — 91.8%	Shares	Market Value
Consumer Discretionary — 7.1%
Automobiles — 4.6%
Toyota Motor Corporation - ADR	7,000	$844,620
Volkswagen AG - ADR	14,000	545,720
		1,390,340
Hotels, Restaurants & Leisure — 1.4%
McDonald's Corporation	4,500	445,500

Household Durables — 1.1%
Brookfield Residential Properties, Inc. *	15,000	330,900

Consumer Staples — 9.6%
Beverages — 3.3%
Diageo plc - ADR	6,500	747,175
Heineken N.V. - ADR	7,500	238,875
		986,050
Food Products — 3.9%
Mondelēz International, Inc. - Class A	25,000	713,250
Nestlé S.A. - ADR	7,000	460,460
		1,173,710
Household Products — 2.4%
Energizer Holdings, Inc.	7,300	733,723

Energy — 9.8%
Energy Equipment & Services — 4.6%
Schlumberger Limited	11,700	838,422
Tidewater, Inc.	10,000	569,700
		1,408,122
Oil, Gas & Consumable Fuels — 5.2%
BP plc - ADR	13,000	542,620
Canadian Natural Resources Ltd.	20,000	565,200
Exxon Mobil Corporation	5,000	451,750
		1,559,570
Financials — 15.9%
Diversified Financial Services — 5.4%
Citigroup, Inc.	15,500	743,535
MasterCard, Inc. - Class A	500	287,250
Western Union Company (The)	35,000	598,850
		1,629,635
Insurance — 10.5%
ACE Limited	6,800	608,464
Allianze SE - ADR	33,000	482,130
AXA S.A. - ADR	31,000	610,390

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.8% (Continued)	Shares	Market Value
Financials — 15.9% (Continued)
Insurance — 10.5% (Continued)
Reinsurance Group of America, Inc.	13,000	$898,430
Validus Holdings Ltd.	16,500	595,980
		3,195,394
Health Care — 11.1%
Health Care Equipment & Supplies — 8.9%
Covidien plc	12,700	798,068
Mindray Medical International Ltd. - ADR	10,500	393,225
St. Jude Medical, Inc.	16,800	766,584
Varian Medical Systems, Inc. *	10,900	735,205
		2,693,082
Pharmaceuticals — 2.2%
Shire plc - ADR	7,000	665,770

Industrials — 16.8%
Aerospace & Defense — 1.7%
United Technologies Corporation	5,500	511,170

Construction & Engineering — 2.0%
Fluor Corporation	10,000	593,100

Electrical Equipment — 3.6%
ABB Limited - ADR *	25,000	541,500
Emerson Electric Company	10,000	545,400
		1,086,900
Industrial Conglomerates — 5.9%
3M Company	5,500	601,425
Koninklijke Philips Electronics N.V. - ADR	18,023	490,045
Siemens AG - ADR	7,000	709,170
		1,800,640
Machinery — 2.0%
Deere & Company	7,500	609,375

Road & Rail — 1.6%
Canadian National Railway Company	5,000	486,350

Information Technology — 15.0%
Communications Equipment — 2.0%
QUALCOMM, Incorporated	9,800	598,584

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 91.8% (Continued)	Shares	Market Value
Information Technology — 15.0% (Continued)
Computers & Peripherals — 3.8%
EMC Corporation	33,000	$779,460
Hewlett-Packard Company	15,000	372,000
		1,151,460
Electronic Equipment, Instruments & Components — 1.3%
LG Display Company Ltd. - ADR *	33,000	391,710

IT Services — 4.5%
Accenture plc - Class A	7,000	503,720
International Business Machines Corporation	1,100	210,221
Teradata Corporation *	13,000	652,990
		1,366,931
Semiconductors & Semiconductor Equipment — 3.4%
Intel Corporation	27,000	653,940
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	20,000	366,400
		1,020,340
Materials — 6.5%
Chemicals — 5.2%
FMC Corporation	8,000	488,480
International Flavors & Fragrances, Inc.	9,000	676,440
Syngenta AG - ADR	5,000	389,300
		1,554,220
Metals & Mining — 1.3%
BHP Billiton Ltd. - ADR	7,000	403,620

Total Common Stocks (Cost $24,750,679)		$27,786,196

EXCHANGE-TRADED FUNDS — 1.2%	Shares	Market Value
iShares Gold Trust * (Cost $520,564)	30,000	$359,700

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 7.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	1,221,696	$1,221,696
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	912,522	912,522
Total Money Market Funds (Cost $2,134,218)		$2,134,218

Total Investments at Market Value — 100.1% (Cost $27,405,461)		$30,280,114

Liabilities in Excess of Other Assets — (0.1%)		(15,230)

Net Assets — 100.0%		$30,264,884

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

SUMMARY OF COMMON STOCKS BY COUNTRY
June 30, 2013 (Unaudited)

Country	Value	% of Net Assets
United States	$16,174,484	53.4%
Switzerland	1,999,724	6.6%
United Kingdom	1,955,565	6.5%
Germany	1,737,020	5.7%
Canada	1,382,450	4.6%
Japan	844,620	2.8%
Ireland	798,068	2.7%
Netherlands	728,920	2.4%
France	610,390	2.0%
Australia	403,620	1.3%
China	393,225	1.3%
South Korea	391,710	1.3%
Taiwan	366,400	1.2%
	$27,786,196	91.8%

See notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2013, the Ave Maria Bond Fund (the “Fund”) had a total return of 2.34%, compared to -1.45% for the Barclays Intermediate U.S. Government/Credit Index. Dividend-paying stocks contributed in a positive fashion to performance during the period. With interest rates rising during the period (the yield on the ten-year Treasury rose from 1.76% to 2.49%), our emphasis on short-maturity bonds and a sizeable cash position also contributed to strong relative performance.

The longer the Federal Reserve continues to use extreme and unconventional monetary tools, the greater the risk to the economy when they are unwound. This risk was made apparent in May, when Fed Chairman Ben Bernanke mentioned the possibility of tapering the $85 billion per month bond-buying program later this year. The mere mention of the possibility was enough to send bond prices down and interest rates up, shocking investors and the Fed alike. This swift reaction highlights the considerable challenges facing the Fed as it tries to unwind its unprecedented, and we believe unwise, policies of recent years.

The Ave Maria Bond Fund continues to be managed conservatively. We continue to favor high-quality, short-maturity bonds for their defensive properties. Carefully selected investment-grade corporate bonds are used when credit spreads justify their purchases. TIPs (Treasury Inflation Protected Securities) also offer useful protection against the possibility of resurgent inflation. As we have commented in the past, dividend-paying common stocks offer an attractive combination of income and potential price appreciation. They represent 19.5% of the portfolio at June 30, 2013.

We appreciate your participation in the Ave Maria Bond Fund.

Sincerely,

Richard L. Platte, Jr., CFA
Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2013 (Unaudited)

Par Value	Security Description	Market Value	% of Net Assets
$3,000,000	U.S. Treasury Notes, 2.625%, due 02/29/16	$3,164,298	2.5%
3,000,000	U.S. Treasury Notes, 2.500%, due 04/30/15	3,118,242	2.5%
3,000,000	U.S. Treasury Notes, 1.375%, due 11/30/15	3,063,750	2.4%
2,302,920	U.S. Treasury Inflation-Protected Notes, 2.500%, due 07/15/16	2,545,627	2.0%
2,500,000	U.S. Treasury Notes, 0.875%, due 04/30/17	2,487,500	2.0%
2,500,000	U.S. Treasury Notes, 0.625%, due 09/30/17	2,444,335	1.9%
2,000,000	McDonald's Corporation, 5.350%, due 03/01/18	2,292,614	1.8%
2,000,000	Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,259,310	1.8%
2,042,000	Kellogg Company, 4.150%, due 11/15/19	2,192,720	1.7%
2,000,000	U.S. Treasury Notes, 1.875%, due 04/30/14	2,028,124	1.6%

* Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
U.S. Treasuries	21.0%
U.S. Government Agencies	0.8%

CORPORATE BONDS
Sector
Consumer Discretionary	5.5%
Consumer Staples	3.9%
Energy	1.2%
Financials	6.5%
Health Care	4.3%
Industrials	10.0%
Information Technology	5.9%
Materials	1.9%
Utilities	3.2%

COMMON STOCKS
Sector
Consumer Discretionary	3.0%
Consumer Staples	1.6%
Energy	1.4%
Financials	2.3%
Health Care	0.5%
Industrials	6.9%
Information Technology	3.0%
Materials	0.8%

CASH EQUIVALENTS, OTHER ASSETS IN EXCESS OF LIABILITIES	16.3%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2013 (Unaudited)

U.S. TREASURY OBLIGATIONS — 21.0%	Par Value	Market Value
U.S. Treasury Inflation-Protected Notes — 3.8%
2.500%, due 07/15/16	$2,302,920	$2,545,627
2.625%, due 07/15/17	1,121,990	1,272,845
0.125%, due 04/15/18	1,005,970	1,031,905
		4,850,377
U.S. Treasury Notes — 17.2%
1.250%, due 02/15/14	2,000,000	2,013,750
1.875%, due 04/30/14	2,000,000	2,028,124
2.375%, due 08/31/14	1,500,000	1,537,617
2.500%, due 04/30/15	3,000,000	3,118,242
1.375%, due 11/30/15	3,000,000	3,063,750
2.625%, due 02/29/16	3,000,000	3,164,298
0.875%, due 04/30/17	2,500,000	2,487,500
0.625%, due 09/30/17	2,500,000	2,444,335
0.750%, due 12/31/17	2,000,000	1,956,718
		21,814,334

Total U.S. Treasury Obligations (Cost $26,255,871)		$26,664,711

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%	Par Value	Market Value
Federal Farm Credit Bank — 0.8%
4.500%, due 01/22/15 (Cost $1,009,808)	$1,000,000	$1,063,985

CORPORATE BONDS — 42.4%	Par Value	Market Value
Consumer Discretionary — 5.5%
Johnson Controls, Inc., 5.500%, due 01/15/16	$1,000,000	$1,098,687
Lowe's Companies, Inc., 5.000%, due 10/15/15	500,000	547,150
Lowe's Companies, Inc., 2.125%, due 04/15/16	1,000,000	1,030,121
McDonald's Corporation, 5.350%, due 03/01/18	2,000,000	2,292,614
TJX Companies, Inc. (The), 4.200%, due 08/15/15	1,250,000	1,337,044
TJX Companies, Inc. (The), 6.950%, due 04/15/19	555,000	678,399
		6,984,015
Consumer Staples — 3.9%
Clorox Company (The), 5.000%, due 01/15/15	1,000,000	1,058,311
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,192,720
Kimberly Clark Corporation, 6.125%, due 08/01/17	1,475,000	1,725,811
		4,976,842

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 42.4% (Continued)	Par Value	Market Value
Energy — 1.2%
Apache Corporation, 5.625%, due 01/15/17	$1,000,000	$1,126,245
ConocoPhillips, 4.750%, due 02/01/14	360,000	368,736
		1,494,981
Financials — 6.5%
Bank of New York Mellon Corporation (The), 2.300%, due 07/28/16	1,500,000	1,546,162
Caterpillar Financial Services Corporation, 4.750%, due 02/17/15	1,000,000	1,066,012
Caterpillar Financial Services Corporation, 2.650%, due 04/01/16	1,000,000	1,041,386
National Rural Utilities Cooperative Finance Corporation, 4.750%, due 03/01/14	1,000,000	1,028,368
PACCAR Financial Corporation, 1.600%, due 03/15/17	2,000,000	1,981,284
U.S. Bancorp, 2.450%, due 07/27/15	1,500,000	1,545,243
		8,208,455
Health Care — 4.3%
Medtronic, Inc., 4.750%, due 09/15/15	1,000,000	1,084,763
Medtronic, Inc., 2.625%, due 03/15/16	500,000	519,081
Stryker Corporation, 3.000%, due 01/15/15	1,000,000	1,035,294
Stryker Corporation, 2.000%, due 09/30/16	1,150,000	1,180,478
Zimmer Holdings, Inc., 4.625%, due 11/30/19	1,560,000	1,704,600
		5,524,216
Industrials — 10.0%
3M Company, 1.375%, due 09/29/16	1,150,000	1,160,607
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,839,283
General Dynamics Corporation, 2.250%, due 07/15/16	1,650,000	1,702,237
John Deere Capital Corporation, 1.700%, due 01/15/20	2,000,000	1,891,526
Norfolk Southern Corporation, 5.750%, due 04/01/18	885,000	1,026,959
Ryder System, Inc., 3.150%, due 03/02/15	1,000,000	1,031,480
Union Pacific Corporation, 5.125%, due 02/15/14	500,000	513,233
Union Pacific Corporation, 4.875%, due 01/15/15	750,000	795,151
United Parcel Service, Inc., 5.500%, due 01/15/18	1,500,000	1,726,251
United Technologies Corporation, 5.375%, due 12/15/17	839,000	962,347
		12,649,074
Information Technology — 5.9%
Dell, Inc., 2.300%, due 09/10/15	1,000,000	995,076
Hewlett-Packard Company, 6.125%, due 03/01/14	1,000,000	1,033,859
Hewlett-Packard Company, 2.125%, due 09/13/15	500,000	506,043
Hewlett-Packard Company, 2.650%, due 06/01/16	500,000	509,650
International Business Machines Corporation, 6.500%, due 10/15/13	500,000	508,701

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 42.4% (Continued)	Par Value	Market Value
Information Technology — 5.9% (Continued)
International Business Machines Corporation, 2.000%, due 01/05/16	$1,410,000	$1,446,419
National Semiconductor Corporation, 6.600%, due 06/15/17	500,000	587,499
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,922,972
		7,510,219
Materials — 1.9%
PPG Industries, Inc., 6.650%, due 03/15/18	1,191,000	1,411,005
Sherwin-Williams Company (The), 3.125%, due 12/15/14	1,000,000	1,033,711
		2,444,716
Utilities — 3.2%
Consolidated Edison Company of New York, Inc., 5.300%, due 12/01/16	2,000,000	2,259,310
Duke Energy Corporation, 3.950%, due 09/15/14	800,000	829,126
NextEra Energy Capital Holdings, Inc., 2.600%, due 09/01/15	1,000,000	1,029,940
		4,118,376

Total Corporate Bonds (Cost $53,621,063)		$53,910,894

COMMON STOCKS — 19.5%	Shares	Market Value
Consumer Discretionary — 3.0%
Auto Components — 1.1%
Gentex Corporation	60,000	$1,383,000

Leisure Equipment & Products — 0.9%
Hasbro, Inc.	25,000	1,120,750

Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.	23,000	1,313,070

Consumer Staples — 1.6%
Food & Staples Retailing — 1.0%
Sysco Corporation	36,000	1,229,760

Food Products — 0.6%
Kellogg Company	12,000	770,760

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.5% (Continued)	Shares	Market Value
Energy — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
ConocoPhillips	15,000	$907,500
Exxon Mobil Corporation	10,000	903,500
		1,811,000
Financials — 2.3%
Capital Markets — 1.0%
Bank of New York Mellon Corporation (The)	45,000	1,262,250

Commercial Banks — 1.3%
BB&T Corporation	25,000	847,000
PNC Financial Services Group, Inc.	12,000	875,040
		1,722,040
Health Care — 0.5%
Health Care Equipment & Supplies — 0.5%
Medtronic, Inc.	12,000	617,640

Industrials — 6.9%
Aerospace & Defense — 0.7%
General Dynamics Corporation	12,000	939,960

Air Freight & Logistics — 1.2%
United Parcel Service, Inc. - Class B	17,000	1,470,160

Commercial Services & Supplies — 0.3%
Republic Services, Inc.	12,500	424,250

Electrical Equipment — 1.0%
Emerson Electric Company	22,000	1,199,880

Industrial Conglomerates — 1.0%
3M Company	12,000	1,312,200

Machinery — 2.0%
Dover Corporation	20,000	1,553,200
Illinois Tool Works, Inc.	15,000	1,037,550
		2,590,750
Road & Rail — 0.7%
Norfolk Southern Corporation	12,000	871,800

Information Technology — 3.0%
IT Services — 1.0%
Paychex, Inc.	34,000	1,241,680

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.5% (Continued)	Shares	Market Value
Information Technology — 3.0% (Continued)
Semiconductors & Semiconductor Equipment — 2.0%
Intel Corporation	50,000	$1,211,000
Microchip Technology, Inc.	35,000	1,303,750
		2,514,750
Materials — 0.8%
Chemicals — 0.8%
RPM International, Inc.	30,000	958,200

Total Common Stocks (Cost $19,604,340)		$24,753,900

MONEY MARKET FUNDS — 15.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 0.01% (a)	6,040,188	$6,040,188
Federated Treasury Obligations Fund - Institutional Shares, 0.01% (a)	6,040,187	6,040,187
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	6,040,188	6,040,188
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 0.02% (a)	2,076,619	2,076,619
Total Money Market Funds (Cost $20,197,182)		$20,197,182

Total Investments at Market Value — 99.6% (Cost $120,688,264)		$126,590,672

Other Assets in Excess of Liabilities — 0.4%		485,451

Net Assets — 100.0%		$127,076,123

(a)	The rate shown is the 7-day effective yield as of June 30, 2013.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$163,788,755	$148,948,009	$372,277,997
At market value (Note 1)	$213,135,152	$230,923,901	$441,482,292
Affiliated investments, at market value (Cost $1,107,092) (Note 5)	3,536,813	—	—
Receivable for investment securities sold	—	5,661,092	—
Receivable for capital shares sold	39,715	231,896	2,110,540
Dividends receivable	217,566	184,135	546,358
Other assets	24,494	26,220	38,490
TOTAL ASSETS	216,953,740	237,027,244	444,177,680

LIABILITIES
Dividends payable	—	—	1,257,652
Payable for investment securities purchased	—	—	2,555,213
Payable for capital shares redeemed	7,921	3,290,581	678,654
Payable to Adviser (Note 2)	514,101	562,664	775,234
Payable to administrator (Note 2)	27,490	30,281	53,897
Accrued shareholder servicing fees (Note 2)	118,712	45,976	—
Other accrued expenses	17,948	21,322	39,021
TOTAL LIABILITIES	686,172	3,950,824	5,359,671

NET ASSETS	$216,267,568	$233,076,420	$438,818,009

NET ASSETS CONSIST OF:
Paid-in capital	$157,218,036	$151,409,897	$363,622,108
Accumulated net investment income (loss)	(63,668)	(473,699)	6,908
Accumulated net realized gains from security transactions	7,337,082	164,330	5,984,698
Net unrealized appreciation on investments	51,776,118	81,975,892	69,204,295
NET ASSETS	$216,267,568	$233,076,420	$438,818,009
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,099,778	8,958,485	28,599,191
Net asset value, offering price and redemption price per share (Note 1)	$19.48	$26.02	$15.34

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At amortized cost	$36,578,625	$27,405,461	$120,688,264
At market value (Note 1)	$43,065,611	$30,280,114	$126,590,672
Cash	—	6,682	—
Receivable for investment securities sold	59,360	—	—
Receivable for capital shares sold	71,805	16,242	342,404
Dividends and interest receivable	13,028	27,653	750,840
Other assets	16,197	16,661	23,273
TOTAL ASSETS	43,226,001	30,347,352	127,707,189

LIABILITIES
Dividends payable	—	—	62,335
Payable for investment securities purchased	543,780	—	—
Payable for capital shares redeemed	3,920	4,366	416,622
Payable to Adviser (Note 2)	77,730	64,944	94,325
Payable to administrator (Note 2)	5,325	4,000	10,601
Accrued shareholder servicing fees (Note 2)	—	—	34,429
Other accrued expenses	9,266	9,158	12,754
TOTAL LIABILITIES	640,021	82,468	631,066

NET ASSETS	$42,585,980	$30,264,884	$127,076,123

NET ASSETS CONSIST OF:
Paid-in capital	$35,513,692	$27,423,868	$119,994,895
Accumulated net investment income (loss)	(56,673)	104,913	361
Accumulated net realized gains (losses) from security transactions	641,975	(138,550)	1,178,459
Net unrealized appreciation on investments	6,486,986	2,874,653	5,902,408
NET ASSETS	$42,585,980	$30,264,884	$127,076,123
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,390,635	2,491,147	11,304,288
Net asset value, offering price and redemption price per share (Note 1)	$12.56	$12.15	$11.24

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2013 (Unaudited)

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund		Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,464,495	$1,190,281		$3,715,508

EXPENSES
Investment advisory fees (Note 2)	993,279	1,079,182	*	1,412,983
Administration, accounting and transfer agent fees (Note 2)	157,802	169,877		284,416
Shareholder servicing fees (Note 2)	261,389	281,295		—
Legal and audit fees	23,563	24,542		32,689
Postage and supplies	23,578	31,823		32,750
Registration and filing fees	14,384	18,915		35,052
Trustees’ fees and expenses (Note 2)	17,440	17,440		17,440
Custodian and bank service fees	7,503	9,182		14,267
Advisory board fees and expenses (Note 2)	4,336	4,336		4,336
Compliance service fees and expenses (Note 2)	5,396	5,732		9,385
Printing of shareholder reports	4,968	7,738		6,149
Insurance expense	5,529	5,489		8,463
Other expenses	8,996	8,429		10,283
TOTAL EXPENSES	1,528,163	1,663,980		1,868,213

NET INVESTMENT INCOME (LOSS)	(63,668)	(473,699)		1,847,295

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	7,567,248	2,251,686		6,258,606
Net change in unrealized appreciation/ depreciation on investments	10,850,033	18,038,404		38,102,959
Net change in unrealized appreciation/ depreciation on affiliated investments (Note 5)	82,054	—		—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	18,499,335	20,290,090		44,361,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,435,667	$19,816,391		$46,208,860

*	Includes $10,260 of prior years’ advisory fee reductions recouped by the Adviser from the Ave Maria Growth Fund (Note 2).

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2013 (Unaudited) (Continued)

	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$196,974	$337,964	$261,789
Foreign withholding taxes on dividends	(2,719)	(24,283)	—
Interest	—	—	788,034
TOTAL INCOME	194,255	313,681	1,049,823

EXPENSES
Investment advisory fees (Note 2)	190,705	132,220	179,761
Administration, accounting and transfer agent fees (Note 2)	30,299	24,000	60,292
Shareholder servicing fees (Note 2)	—	—	89,881
Legal and audit fees	16,344	15,852	19,983
Postage and supplies	6,889	4,138	10,455
Registration and filing fees	12,459	12,407	16,217
Trustees’ fees and expenses (Note 2)	17,440	17,440	17,440
Custodian and bank service fees	2,782	1,759	4,728
Advisory board fees and expenses (Note 2)	4,336	4,336	4,336
Compliance service fees and expenses (Note 2)	1,038	708	3,152
Printing of shareholder reports	1,900	1,355	2,536
Insurance expense	1,096	637	3,025
Other expenses	5,271	4,702	7,587
TOTAL EXPENSES	290,559	219,554	419,393
Less fee reductions by the Adviser (Note 2)	(39,631)	(10,786)	—
NET EXPENSES	250,928	208,768	419,393

NET INVESTMENT INCOME (LOSS)	(56,673)	104,913	630,430

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	1,604,151	555,149	1,178,459
Net change in unrealized appreciation/ depreciation on investments	2,246,532	804,303	843,908
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,850,683	1,359,452	2,022,367

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,794,010	$1,464,365	$2,652,797

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(63,668)	$679,001
Net realized gains from security transactions	7,567,248	7,637,745
Net change in unrealized appreciation/depreciation on investments	10,850,033	15,347,263
Net change in unrealized appreciation/depreciation on affiliated investments (Note 5)	82,054	—
Net increase in net assets resulting from operations	18,435,667	23,664,009

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(668,511)
From net realized gains on investments	—	(5,281,341)
Decrease in net assets from distributions to shareholders	—	(5,949,852)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	16,367,098	14,967,453
Reinvestment of distributions to shareholders	—	5,489,285
Payments for shares redeemed	(9,635,079)	(27,120,724)
Net increase (decrease) in net assets from capital share transactions	6,732,019	(6,663,986)

TOTAL INCREASE IN NET ASSETS	25,167,686	11,050,171

NET ASSETS
Beginning of period	191,099,882	180,049,711
End of period	$216,267,568	$191,099,882

ACCUMULATED NET INVESTMENT LOSS	$(63,668)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	847,819	841,506
Shares issued in reinvestment of distributions to shareholders	—	314,212
Shares redeemed	(498,810)	(1,522,132)
Net increase (decrease) in shares outstanding	349,009	(366,414)
Shares outstanding, beginning of period	10,750,769	11,117,183
Shares outstanding, end of period	11,099,778	10,750,769

See notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment loss	$(473,699)	$(321,035)
Net realized gains (losses) from security transactions	2,251,686	(1,582,438)
Net change in unrealized appreciation/depreciation on investments	18,038,404	26,029,128
Net increase in net assets resulting from operations	19,816,391	24,125,655

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	38,776,737	49,959,728
Payments for shares redeemed	(24,278,122)	(37,396,151)
Net increase in net assets from capital share transactions	14,498,615	12,563,577

TOTAL INCREASE IN NET ASSETS	34,315,006	36,689,232

NET ASSETS
Beginning of period	198,761,414	162,072,182
End of period	$233,076,420	$198,761,414

ACCUMULATED NET INVESTMENT LOSS	$(473,699)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,519,619	2,172,221
Shares redeemed	(945,368)	(1,630,012)
Net increase in shares outstanding	574,251	542,209
Shares outstanding, beginning of period	8,384,234	7,842,025
Shares outstanding, end of period	8,958,485	8,384,234

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$1,847,295	$4,873,227
Net realized gains from security transactions	6,258,606	14,908,237
Net change in unrealized appreciation/depreciation on investments	38,102,959	15,043,126
Net increase in net assets resulting from operations	46,208,860	34,824,590

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,841,802)	(4,872,601)
From net realized gains on investments	—	(14,894,513)
Decrease in net assets from distributions to shareholders	(1,841,802)	(19,767,114)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	120,249,803	124,151,161
Reinvestment of distributions to shareholders	1,670,722	18,036,998
Payments for shares redeemed	(31,378,125)	(77,319,148)
Net increase in net assets from capital share transactions	90,542,400	64,869,011

TOTAL INCREASE IN NET ASSETS	134,909,458	79,926,487

NET ASSETS
Beginning of period	303,908,551	223,982,064
End of period	$438,818,009	$303,908,551

ACCUMULATED NET INVESTMENT INCOME	$6,908	$1,415

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,079,640	9,177,197
Shares issued in reinvestment of distributions to shareholders	109,626	1,349,700
Shares redeemed	(2,111,908)	(5,670,651)
Net increase in shares outstanding	6,077,358	4,856,246
Shares outstanding, beginning of period	22,521,833	17,665,587
Shares outstanding, end of period	28,599,191	22,521,833

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income (loss)	$(56,673)	$93,890
Net realized gains (losses) from security transactions	1,604,151	(332,469)
Net change in unrealized appreciation/depreciation on investments	2,246,532	1,364,895
Net increase in net assets resulting from operations	3,794,010	1,126,316

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(94,090)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,610,197	11,527,201
Reinvestment of distributions to shareholders	—	83,651
Payments for shares redeemed	(4,315,587)	(9,872,505)
Net increase in net assets from capital share transactions	2,294,610	1,738,347

TOTAL INCREASE IN NET ASSETS	6,088,620	2,770,573

NET ASSETS
Beginning of period	36,497,360	33,726,787
End of period	$42,585,980	$36,497,360

ACCUMULATED NET INVESTMENT LOSS	$(56,673)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	535,274	999,729
Shares issued in reinvestment of distributions to shareholders	—	7,469
Shares redeemed	(351,456)	(868,673)
Net increase in shares outstanding	183,818	138,525
Shares outstanding, beginning of period	3,206,817	3,068,292
Shares outstanding, end of period	3,390,635	3,206,817

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$104,913	$101,294
Net realized gains (losses) from security transactions	555,149	(178,555)
Net change in unrealized appreciation/depreciation on investments	804,303	2,910,122
Net increase in net assets resulting from operations	1,464,365	2,832,861

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(101,368)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,825,555	5,497,022
Reinvestment of distributions to shareholders	—	83,646
Payments for shares redeemed	(2,260,874)	(4,400,457)
Net increase in net assets from capital share transactions	4,564,681	1,180,211

TOTAL INCREASE IN NET ASSETS	6,029,046	3,911,704

NET ASSETS
Beginning of period	24,235,838	20,324,134
End of period	$30,264,884	$24,235,838

ACCUMULATED NET INVESTMENT INCOME	$104,913	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	561,568	499,645
Shares issued in reinvestment of distributions to shareholders	—	7,389
Shares redeemed	(185,727)	(402,013)
Net increase in shares outstanding	375,841	105,021
Shares outstanding, beginning of period	2,115,306	2,010,285
Shares outstanding, end of period	2,491,147	2,115,306

See notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
FROM OPERATIONS
Net investment income	$630,430	$1,671,082
Net realized gains from security transactions	1,178,459	1,493,385
Net change in unrealized appreciation/depreciation on investments	843,908	1,411,899
Net increase in net assets resulting from operations	2,652,797	4,576,366

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(630,469)	(1,671,862)
From net realized gains on investments	—	(1,493,716)
Decrease in net assets from distributions to shareholders	(630,469)	(3,165,578)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,552,371	31,120,400
Reinvestment of distributions to shareholders	494,501	2,483,628
Payments for shares redeemed	(13,035,776)	(14,373,483)
Net increase in net assets from capital share transactions	12,011,096	19,230,545

TOTAL INCREASE IN NET ASSETS	14,033,424	20,641,333

NET ASSETS
Beginning of period	113,042,699	92,401,366
End of period	$127,076,123	$113,042,699

ACCUMULATED NET INVESTMENT INCOME	$361	$400

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	2,182,338	2,807,708
Shares issued in reinvestment of distributions to shareholders	43,918	224,907
Shares redeemed	(1,159,950)	(1,297,942)
Net increase in shares outstanding	1,066,306	1,734,673
Shares outstanding, beginning of period	10,237,982	8,503,309
Shares outstanding, end of period	11,304,288	10,237,982

See notes to financial statements.

AVE MARIA CATHOLIC VALUES FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$17.78		$16.20	$16.42	$13.63	$9.91	$15.70

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.06	(0.01)	0.01	0.01	(0.00	)(a)
Net realized and unrealized gains (losses) on investments	1.71		2.09	(0.21)	2.79	3.72	(5.78)
Total from investment operations	1.70		2.15	(0.22)	2.80	3.73	(5.78)

Less distributions:
From net investment income	—		(0.06)	—	(0.01)	(0.01)	—
From net realized gains on investments	—		(0.51)	—	—	—	(0.01)
Total distributions	—		(0.57)	—	(0.01)	(0.01)	(0.01)

Net asset value at end of period	$19.48		$17.78	$16.20	$16.42	$13.63	$9.91

Total return (b)	9.6%	(c)	13.3%	(1.3% )	20.5%	37.6%	(36.8%	)(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$216,268		$191,100	$180,050	$187,913	$170,634	$132,814

Ratio of net expenses to average net assets (e)	1.46%	(f)	1.48%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.06%	)(f)	0.35%	(0.08% )	0.04%	0.07%	(0.03%	)

Portfolio turnover rate	14%	(c)	25%	29%	33%	58%	53%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
During the year ended December 31, 2008, the Fund received payments from the Adviser of $71,643, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.03%.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.51%, 1.56% and 1.54% for the years ended December 31, 2010, 2009 and 2008, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value at beginning of period	$23.71		$20.67		$20.56		$16.26		$12.86		$18.94

Income (loss) from investment operations:
Net investment loss	(0.05)		(0.04)		(0.06)		(0.05)		(0.02)		(0.06)
Net realized and unrealized gains (losses) on investments	2.36		3.08		0.17		4.35		3.42		(6.02)
Total from investment operations	2.31		3.04		0.11		4.30		3.40		(6.08)

Net asset value at end of period	$26.02		$23.71		$20.67		$20.56		$16.26		$12.86

Total return (a)	9.7%	(b)	14.7%		0.5%		26.5%		26.4%		(32.1% )

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$233,076		$198,761		$162,072		$147,443		$115,626		$83,911

Ratio of net expenses to average net assets (c)	1.48%	(d)	1.50%		1.50%		1.50%		1.50%		1.50%

Ratio of net investment loss to average net assets	(0.42%	)(d)	(0.17%	)	(0.29%	)	(0.29%	)	(0.16%	)	(0.35% )

Portfolio turnover rate	8%	(b)	33%		10%		25%		9%		22%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.52%, 1.61% and 1.60% for the years ended December 31, 2010, 2009 and 2008, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$13.49		$12.68	$12.51	$10.77	$8.72	$11.54

Income (loss) from investment operations:
Net investment income	0.07		0.23	0.18	0.17	0.13	0.15
Net realized and unrealized gains (losses) on investments	1.85		1.51	0.40	1.74	2.05	(2.74)
Total from investment operations	1.92		1.74	0.58	1.91	2.18	(2.59)

Less distributions:
From net investment income	(0.07)		(0.23)	(0.18)	(0.17)	(0.13)	(0.15)
From net realized gains on investments	—		(0.70)	(0.23)	—	—	(0.08)
Total distributions	(0.07)		(0.93)	(0.41)	(0.17)	(0.13)	(0.23)

Net asset value at end of period	$15.34		$13.49	$12.68	$12.51	$10.77	$8.72

Total return (a)	14.2%	(b)	13.9%	4.6%	17.9%	25.3%	(22.8% )

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$438,818		$303,909	$223,982	$127,022	$102,861	$67,102

Ratio of expenses to average net assets	0.99%	(c)	0.99%	1.02%	1.06%	1.11%	1.15%

Ratio of net investment income to average net assets	0.98%	(c)	1.75%	1.45%	1.52%	1.42%	1.41%

Portfolio turnover rate	8%	(b)	37%	22%	34%	63%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See notes to financial statements.

AVE MARIA OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008
Net asset value at beginning of period	$11.38		$10.99	$10.85		$9.11	$6.47		$9.58

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.03	(0.03)		0.01	(0.02)		0.03
Net realized and unrealized gains (losses) on investments	1.20		0.39	0.17		1.74	2.66		(3.11)
Total from investment operations	1.18		0.42	0.14		1.75	2.64		(3.08)

Less distributions:
From net investment income	—		(0.03)	—		(0.01)	—		(0.03)

Net asset value at end of period	$12.56		$11.38	$10.99		$10.85	$9.11		$6.47

Total return (a)	10.4%	(b)	3.8%	1.3%		19.2%	40.8%		(32.2% )

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$42,586		$36,497	$33,727		$24,794	$16,787		$9,859

Ratio of net expenses to average net assets (c)	1.25%	(d)	1.25%	1.25%		1.25%	1.25%		1.25%

Ratio of net investment income (loss) to average net assets	(0.28%	)(d)	0.25%	(0.32%	)	0.07%	(0.25%	)	0.29%

Portfolio turnover rate	25%	(b)	84%	101%		81%	113%		276%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.45%(d), 1.43%, 1.48%, 1.79%, 2.31% and 2.29% for the periods ended June 30, 2013, December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(d)	Annualized.

See notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2010(a)
Net asset value at beginning of period	$11.46		$10.11	$11.24	$10.00

Income (loss) from investment operations:
Net investment income	0.04		0.05	0.05	0.00	(b)
Net realized and unrealized gains (losses) on investments	0.65		1.35	(1.13)	1.24
Total from investment operations	0.69		1.40	(1.08)	1.24

Less distributions:
From net investment income	—		(0.05)	(0.05)	—

Net asset value at end of period	$12.15		$11.46	$10.11	$11.24

Total return (c)	6.0%	(d)	13.8%	(9.6% )	12.4%	(d)

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$30,265		$24,236	$20,324	$12,000

Ratio of net expenses to average net assets (e)	1.50%	(f)	1.50%	1.50%	1.50%	(f)

Ratio of net investment income to average net assets	0.75%	(f)	0.46%	0.58%	0.01%	(f)

Portfolio turnover rate	21%	(d)	33%	13%	5%	(d)

(a)	Represents the period from the initial public offering (April 30, 2010) through December 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.58%(f), 1.63%, 1.78% and 2.45%(f) for the periods ended June 30, 2013, December 31, 2012, 2011 and 2010, respectively.

(f)	Annualized.

See notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net asset value at beginning of period	$11.04		$10.87	$10.90	$10.48	$9.79	$10.12

Income (loss) from investment operations:
Net investment income	0.06		0.18	0.21	0.26	0.29	0.36
Net realized and unrealized gains (losses) on investments	0.20		0.32	0.15	0.43	0.69	(0.33)
Total from investment operations	0.26		0.50	0.36	0.69	0.98	0.03

Less distributions:
From net investment income	(0.06)		(0.18)	(0.21)	(0.26)	(0.29)	(0.36)
From net realized gains on investments	—		(0.15)	(0.18)	(0.01)	—	(0.00	)(a)
Total distributions	(0.06)		(0.33)	(0.39)	(0.27)	(0.29)	(0.36)

Net asset value at end of period	$11.24		$11.04	$10.87	$10.90	$10.48	$9.79

Total return (b)	2.3%	(c)	4.6%	3.3%	6.7%	10.2%	0.3%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$127,076		$113,043	$92,401	$74,606	$51,788	$38,136

Ratio of net expenses to average net assets (d)	0.70%	(e)	0.70%	0.70%	0.70%	0.66%	0.62%

Ratio of net investment income to average net assets	1.05%	(e)	1.64%	1.96%	2.38%	2.90%	3.63%

Portfolio turnover rate	12%	(c)	21%	27%	24%	27%	63%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)
Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.73%, 0.85%, 0.93% and 0.91% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(e)	Annualized.

See notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2013 (Unaudited)

1.	Organization and Significant Accounting Policies

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. The Ave Maria Catholic Values Fund commenced the public offering of its shares on May 1, 2001. The public offering of shares of the Ave Maria Growth Fund and the Ave Maria Bond Fund commenced on May 1, 2003. The Ave Maria Rising Dividend Fund commenced the public offering of its shares on May 2, 2005. The Ave Maria Opportunity Fund commenced the public offering of its shares on May 1, 2006. The Ave Maria World Equity Fund commenced the public offering of its shares on April 30, 2010.

The investment objective of the Ave Maria Catholic Values Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Opportunity Fund is long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an official close price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Short-term instruments (those with remaining maturities of 60 days or less at the time of purchase) are valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, U.S. Treasury Obligations, U.S. Government Agency Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2013:

Ave Maria Catholic Values Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$204,428,013	$—	$—	$204,428,013
Exchange-Traded Funds	4,488,750	—	—	4,488,750
Money Market Funds	7,755,202	—	—	7,755,202
Total	$216,671,965	$—	$—	$216,671,965

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$227,193,207	$—	$—	$227,193,207
Exchange-Traded Funds	1,408,825	—	—	1,408,825
Money Market Funds	2,321,869	—	—	2,321,869
Total	$230,923,901	$—	$—	$230,923,901

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$415,723,150	$—	$—	$415,723,150
Exchange-Traded Funds	5,575,350	—	—	5,575,350
Money Market Funds	20,183,792	—	—	20,183,792
Total	$441,482,292	$—	$—	$441,482,292

Ave Maria Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$38,884,147	$—	$—	$38,884,147
Exchange-Traded Funds	1,516,955	—	—	1,516,955
Money Market Funds	2,664,509	—	—	2,664,509
Total	$43,065,611	$—	$—	$43,065,611

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,786,196	$—	$—	$27,786,196
Exchange-Traded Funds	359,700	—	—	359,700
Money Market Funds	2,134,218	—	—	2,134,218
Total	$30,280,114	$—	$—	$30,280,114

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$26,664,711	$—	$26,664,711
U.S. Government Agency Obligations	—	1,063,985	—	1,063,985
Corporate Bonds	—	53,910,894	—	53,910,894
Common Stocks	24,753,900	—	—	24,753,900
Money Market Funds	20,197,182	—	—	20,197,182
Total	$44,951,082	$81,639,590	$—	$126,590,672

Refer to each Fund’s Schedule of Investments for a listing of the securities valued by security type and sector or industry type. As of June 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(b) Income taxes – It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2013:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$(11,468)	$(473,699)	$6,908	$(56,673)	$104,913	$361
Capital loss carryforwards	—	(1,909,717)	—	(940,370)	(693,699)	—
Net unrealized appreciation	51,545,952	81,798,253	68,930,387	6,456,834	2,874,653	5,902,408
Other gains	7,515,048	2,251,686	6,258,606	1,612,497	555,149	1,178,459
Accumulated earnings	$59,049,532	$81,666,523	$75,195,901	$7,072,288	$2,841,016	$7,081,228

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

As of December 31, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Ave Maria Growth Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund
Expires December 31, 2016 - short term	$—	$588,611	$—
Expires December 31, 2017 - short term	218,750	—	—
Expires December 31, 2018 - short term	—	—	55,817
No expiration - short-term	1,690,967	351,759	518,231
No expiration - long-term	—	—	119,651
	$1,909,717	$940,370	$693,699

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 31, 2010 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, there may be a greater likelihood that a portion of the Funds’ capital loss carryforwards could expire without being utilized. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2013:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$58,991,592	$83,478,678	$72,949,001	$7,507,471	$3,894,522	$6,529,463
Gross unrealized depreciation	(7,445,640)	(1,680,425)	(4,018,614)	(1,050,637)	(1,019,869)	(627,055)
Net unrealized appreciation	$51,545,952	$81,798,253	$68,930,387	$6,456,834	$2,874,653	$5,902,408
Federal income tax cost	$165,126,013	$149,125,648	$372,551,905	$36,608,777	$27,405,461	$120,688,264

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Security transactions and investment income – Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on securities sold are determined on a specific identification basis. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended June 30, 2013 and December 31, 2012 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Catholic Values Fund:
June 30, 2013	$—	$—	$—
December 31, 2012	$668,511	$5,281,341	$5,949,852
Ave Maria Rising Dividend Fund:
June 30, 2013	$1,841,802	$—	$1,841,802
December 31, 2012	$4,872,601	$14,894,513	$19,767,114
Ave Maria Opportunity Fund:
June 30, 2013	$—	$—	$—
December 31, 2012	$94,090	$—	$94,090
Ave Maria World Equity Fund:
June 30, 2013	$—	$—	$—
December 31, 2012	$101,368	$—	$101,368
Ave Maria Bond Fund
June 30, 2013	$630,469	$—	$630,469
December 31, 2012	$1,717,065	$1,448,513	$3,165,578

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

During the periods ended June 30, 2013 and December 31, 2012, there were no distributions paid to shareholders of the Ave Maria Growth Fund.

(e) Repurchase agreements – The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by a Fund may be delayed or limited, and the Fund may suffer a loss if the value of the collateral declines. There were no outstanding repurchase agreements as of June 30, 2013.

(f) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Common expenses – Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

2.	Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund a quarterly fee at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund a quarterly fee at the annual rate of 0.75% and 0.30%, respectively, of average daily net assets.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2014 so that: the net expenses of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund do not exceed 1.50% per annum of average daily net assets; the net expenses of the Ave Maria Rising Dividend Fund and the Ave Maria Opportunity Fund do not exceed 1.25% per annum of average daily net assets; and the net expenses of the Ave Maria Bond Fund do not exceed 0.70% per annum of average daily net assets. For the six months ended June 30, 2013, the Adviser reduced its investment advisory fees by $39,631 with respect to the Ave Maria Opportunity Fund; and reduced its investment advisory fees by $10,786 with respect to the Ave Maria World Equity Fund.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years from the end of the fiscal year during which such reductions or reimbursements occurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. During the six months ended June 30, 2013, the Adviser recouped previous investment advisory fee reductions of $10,260 from the Ave Maria Growth Fund. As of June 30, 2013, the amounts of fee reductions available for reimbursement to the Adviser are as follows:

Ave Maria Opportunity Fund	$287,417
Ave Maria World Equity Fund	$136,098
Ave Maria Bond Fund	$137,076

The Adviser may recapture a portion of the above amounts no later than the dates as stated below:

	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016
Ave Maria Opportunity Fund	$108,644	$71,816	$67,326	$39,631
Ave Maria World Equity Fund	$46,665	$48,996	$29,651	$10,786
Ave Maria Bond Fund	$101,299	$25,836	$9,941	$—

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

JLB & Associates, Inc. (“JLB”) has been retained by the Adviser to manage the investments of the Ave Maria Growth Fund pursuant to the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays JLB a fee at an annual rate of 0.30% of the average value of the Fund’s daily net assets. JLB’s fees are reduced on a pro rata basis to the extent that the Adviser reduces its advisory fees or reimburses expenses of the Ave Maria Growth Fund.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, the Ave Maria Bond Fund pays Ultimus a monthly fee at an annual rate of 0.10% of its average daily net assets, and each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets. The fee payable to Ultimus by each Fund is subject to a minimum monthly fee of $4,000.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

The Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted a Shareholder Servicing Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder, which allows such Funds to make payments to financial organizations (including the Adviser and other affiliates of each Fund) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended June 30, 2013, the total expenses incurred pursuant to the Plan were $261,389, $281,295 and $89,881 for the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund and the Ave Maria Bond Fund, respectively.

Effective July 1, 2013, the Board of Trustees has terminated the Shareholder Servicing Plan as it relates to the Ave Maria Bond Fund. As of such date, the Ave Maria Bond Fund will no longer be assessed service fees pursuant to the Plan.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. As of July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $23,000 (except that such fee is $28,000 for the lead independent Trustee), payable quarterly, and fees of $4,000 for attendance at each meeting of the Board of Trustees, plus reimbursement

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, each Trustee who is not an affiliated person of the Adviser or Ultimus received an annual retainer of $17,000 (except that such fee was $22,000 for the independent chairman), payable quarterly; fees of $4,000 for attendance at each meeting of the Board of Trustees and $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

As of July 1, 2013, each Catholic Advisory Board (“CAB”) member receives from the Trust an annual retainer of $8,000 (except that such fee is $17,000 for the chairman), payable quarterly. As of such date, CAB members do not receive fees for attendance at meetings of the CAB, but receive reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, each CAB member received an annual retainer of $2,000 (except that such fee was $12,000 for the chairman), payable quarterly; fees of $2,000 (except that such fee was $2,500 for the chairman) for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings.

3.	Investment Transactions

During the six months ended June 30, 2013, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Catholic Values Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Opportunity Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$37,786,163	$41,982,025	$118,987,425	$13,467,761	$9,539,506	$9,119,464
Proceeds from sales of investment securities	$27,465,713	$16,935,795	$29,633,416	$9,392,648	$5,379,791	$9,691,519

4.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5.	Affiliated Investment

A company is considered an affiliate of a Fund under the Investment Company Act of 1940 if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The Ave Maria Catholic Values Fund’s holding listed below is considered an affiliate of the Fund. Further detail on this holding during the six months ended June 30, 2013 appears below:

AVE MARIA CATHOLIC VALUES FUND
Affiliated Issuer Report

UNICO AMERICAN CORPORATION
From December 31, 2012 To June 30, 2013

Percentage of outstanding voting shares owned	5.30%
Shares at beginning of period	282,945
Shares at end of period	282,945
Market value at beginning of period	$3,454,759
Change in unrealized appreciation (depreciation)	82,054
Market value at end of period	$3,536,813
Net realized gains (losses) during the period	—
Dividend income earned during the period	—

6.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of June 30, 2013, the Ave Maria Growth Fund had 26.0% of the value of its net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

7.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2013) and held until the end of the period (June 30, 2013).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Catholic Values Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,095.60	$7.59
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.55	$7.30

*
Expenses are equal to the Ave Maria Catholic Values Fund’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Growth Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,097.40	$7.70
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.46	$7.40

*
Expenses are equal to the Ave Maria Growth Fund’s annualized expense ratio of 1.48% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Rising Dividend Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,142.20	$5.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.89	$4.96

*
Expenses are equal to the Ave Maria Rising Dividend Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

Ave Maria Opportunity Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,103.70	$6.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Ave Maria Opportunity Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria World Equity Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.20	$7.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.36	$7.50

*
Expenses are equal to the Ave Maria World Equity Fund’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ave Maria Bond Fund

	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,023.40	$3.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.32	$3.51

*
Expenses are equal to the Ave Maria Bond Fund’s annualized expense ratio of 0.70% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, has approved the continuation of the Advisory Agreements with Schwartz Investment Counsel, Inc (the “Adviser”) on behalf of each of the Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Ave Maria Funds” or “Funds”), and the continuation of the Sub-Advisory Agreement with JLB & Associates, Inc. (the “Sub-Adviser,” and with the Adviser, the “Advisers”) on behalf of the Ave Maria Growth Fund. The approvals took place at an in-person meeting held on February 16, 2013.

The Independent Trustees were advised and supported throughout the process of their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuation of the Advisory Agreements and the Sub-Advisory Agreement (collectively, the “Advisory Agreements”). The Trustees also received and reviewed relevant information provided by the Adviser and Sub-Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed, among other things: (1) industry data comparing advisory fees and expense ratios of the Funds with those of comparable investment companies and any institutional account under the management of the Adviser; (2) comparative performance information; (3) the profitability of the Adviser and Sub-Adviser; and (4) information about the Adviser’s and the Sub-Adviser’s portfolio managers, investment process, compliance program and risk management processes.

The Trustees also took into account information they received and considered at regularly scheduled quarterly meetings throughout the year, including reviews of the Funds’ investment results and portfolio composition. The Trustees considered various factors, among them:

•	the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser;

•	the fees charged for those services and the Advisers’ profitability with respect to the Funds (and the methodology by which such profit was calculated);

•	the Funds’ performance;

•	the extent to which economies of scale may be realized as the Funds grow; and

•	whether fee levels reflect these economies of scale for the benefit of the Funds’ investors.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

Prior to voting, the Independent Trustees discussed the continuance of the Advisory Agreements with management and also met in executive session with their independent legal counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Trustees evaluated and discussed with the Adviser and the Sub-Adviser their responsibilities under the Advisory Agreements. The Trustees also reviewed the background, education and experience of the Adviser’s and the Sub-Adviser’s key investment and operational personnel. The Trustees discussed and considered the quality of administrative and other services provided to the Funds, the Advisers’ compliance programs, and the Advisers’ role in coordinating such services and programs.

The Trustees considered the short-term and long-term investment performance of the Ave Maria Funds in their deliberations. The Trustees considered each Fund’s historical performance over various periods ended December 31, 2012, as it compared to the returns of relevant indices. Based upon their review, the Trustees observed that: the Ave Maria Bond Fund outperformed its benchmark index during the one-year period; and each of Ave Maria Catholic Values Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Opportunity Fund and the Ave Maria World Equity Fund underperformed its respective benchmark index during the one-year period. The Trustees further considered the investment performance of the Ave Maria Funds compared to similarly managed mutual funds as compiled by Morningstar, Inc. (“Morningstar”) for selected periods in 2012. Based upon their review, the Trustees observed that each of the Ave Maria Funds, except the Ave Maria Growth Fund, underperformed its Morningstar category average for the one year period.

The Trustees observed that the Funds (other than the Ave Maria Growth Fund) may undergo periods of relative underperformance due to the Adviser’s contrarian, value style approach. The Trustees noted that as of December 31, 2012: the Ave Maria Catholic Values Fund was recognized by Lipper as an overall leader for total return and consistent return, reflecting historical total return and historical risk-adjusted return relative to other funds within the same asset class; the Ave Maria Opportunity Fund was recognized by Lipper as an overall leader for preservation, reflecting historical loss avoidance relative to other funds within the same asset class; and the Ave Maria Growth Fund and Ave Maria Rising Dividend Fund received a five-star rating (the highest possible rating) from Morningstar for their overall performance relative to other funds within the same asset class.

The Trustees also reviewed the Adviser and the Sub-Adviser’s analysis of its profitability in managing the Funds during 2012, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from the Advisory Agreements, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Independent Trustees noted that the Sub-Adviser’s fees

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

are paid by the Adviser. Based upon their review of the financial statements provided by the Advisers, the Trustees concluded that the Adviser and Sub-Adviser possess the resources necessary to retain qualified professionals to support the research, advisory and administrative operations of the Funds and that the Adviser has the financial ability to satisfy its financial agreements to the Funds.

The Trustees reviewed the advisory fees paid by each Fund and compared such fees to the advisory fees of similar mutual funds as compiled by Morningstar. They also considered the fees the Adviser charges to manage institutional accounts having similar strategies as the Funds, including examining the different suite of services the Adviser provides to those accounts. The Trustees compared the total operating expense ratio of each Fund with expense ratios of representative funds within its Morningstar peer group. This analysis also took into account the various fee reductions agreed to by the Adviser. The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders, and observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. In considering each Fund’s advisory fee, the Trustees evaluated the Advisers’ investment management capabilities within the context of the financial markets and each Fund’s long-term investment goals. The Trustees noted that the Advisers continue to build continuity in their portfolio management process and have demonstrated an ability to purchase securities of companies having ethical management practices consistent with the Funds’ socially responsible investment approach. The Trustees noted that the Advisers have taken advantage of opportunities to purchase securities having attractive valuations. They noted that the Advisers have demonstrated a high level of attention to adhering to a low risk investment approach of morally responsible investing as defined by the Funds and further noted the favorable ratings awarded to various Funds by Morningstar and Lipper. The Trustees concluded that, based upon the investment strategies of each Fund and the quality of services provided by the Advisers, the advisory fees paid by each Fund are reasonable.

In approving the Agreements, the Independent Trustees reached the following additional conclusions: (i) the Funds’ performance over the past year has been satisfactory and, with respect to the Ave Maria Growth Fund and Ave Maria Rising Dividend Fund, outstanding; (ii) the nature, extent and quality of services provided by the Adviser and the Sub-Adviser are satisfactory; (iii) the advisory fees and total expenses of each Fund are competitive with comparably managed mutual funds and are acceptable, and the profits of the Adviser are reasonable and represent a fair and entrepreneurial profit in light of the quality and scope of services that are provided to each Fund; (iv) the Adviser’s commitment to cap overall operating expenses through fee reductions and expense reimbursements has enabled the Funds to maintain a competitive overall expense ratio that has increased investment returns for shareholders of the Funds; (v) the Adviser has demonstrated its commitment to providing shareholders with additional opportunities to

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

participate in economies of scale through various marketing efforts and by previously reducing the advisory fee rates of certain Funds; and (vi) the extent to which economies of scale are being achieved as the Funds grow is acceptable.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

Ave Maria Mutual Funds
series of Schwartz Investment Trust
3707 W. Maple Road, Suite 100
Bloomfield Hills, Michigan 48301

Board of Trustees
George P. Schwartz, CFA, Chairman
John E. Barnds
Louis C. Bosco, Jr.
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Lou Holtz
Larry Kudlow
Thomas S. Monaghan
Michael Novak
Fr. John Riccardo, STL
Phyllis Schlafly

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

SCHWARTZ INVESTMENT COUNSEL, INC.

www.schwartzinvest.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President

Date	August 22, 2013

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer

Date	August 22, 2013

* Print the name and title of each signing officer under his or her signature.